NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                         AUCTION MARKET PREFERRED SHARES

      Neuberger Berman New York Intermediate Municipal Fund Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company.

      This Statement of Additional Information relating to Series A auction market preferred shares and Series B auction market preferred shares (collectively, "AMPS") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating to AMPS dated December 12, 2002. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the prospectus prior to purchasing such shares. You can get a free copy of the prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, New York 10158-0180 or by calling 877-461-1899. You may also obtain a copy of the prospectus (and other information regarding the Fund) from the Securities and Exchange Commission's ("SEC") web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

      No person has been authorized to give any information or to make any representations not contained in the prospectus or in this Statement of Additional Information in connection with the offering made by the prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The prospectus and this Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

      The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the name of the Fund are either service marks or registered trademarks of Neuberger Berman Management Inc.(C)2002 Neuberger Berman Management Inc. All rights reserved.

       This Statement of Additional Information is dated December 12, 2002.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

USE OF PROCEEDS...............................................................1

INVESTMENT OBJECTIVE AND POLICIES.............................................1

INVESTMENT RESTRICTIONS.......................................................2

FURTHER INVESTMENT POLICIES AND INVESTMENT TECHNIQUES.........................4

FURTHER INVESTMENT TECHNIQUES................................................12

PORTFOLIO TRADING AND TURNOVER RATE..........................................24

MANAGEMENT OF THE FUND.......................................................25

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES............................35

PORTFOLIO TRANSACTIONS.......................................................40

NET ASSET VALUE..............................................................42

DESCRIPTION OF AMPS..........................................................42

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS......................44

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION..........................46

REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END
FUND.........................................................................47

TAX MATTERS..................................................................49

CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT..................................57

INDEPENDENT AUDITORS.........................................................57

COUNSEL......................................................................57

REGISTRATION STATEMENT.......................................................57

REPORT OF INDEPENDENT AUDITORS...............................................58

FINANCIAL STATEMENTS.........................................................59

APPENDIX A -- ARTICLES SUPPLEMENTARY.........................................A-1

APPENDIX B -- DESCRIPTION OF SECURITIES RATINGS..............................B-1

APPENDIX C -- NEW YORK AND U.S. TERRITORY INFORMATION........................C-1

APPENDIX D -- TAX-EQUIVALENT YIELD TABLE.....................................D-1

                                 USE OF PROCEEDS

      The net proceeds of the offering of AMPS of the Fund will be approximately $47,522,500 after payment of offering costs. Pending investment in municipal bonds (as described below) that meet the Fund's investment objective and policies, it is anticipated that the net proceeds of the offering will be invested in high quality, short-term, tax-exempt securities. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase high quality, short-term securities, including mortgage-backed and corporate debt securities, the income on which is subject to federal income tax and New York State and New York City personal income taxes.

                        INVESTMENT OBJECTIVE AND POLICIES

      The investment objective and general investment policies of the Fund are described in the prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

      The Fund's investment objective is to provide holders of common stock ("Common Stockholders") a high level of current income exempt from federal income tax and New York State and New York City personal income taxes. This income, if any, will be distributed to Common Stockholders after the satisfaction of the obligation to pay dividends on AMPS. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the "Board") without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding common stock ("Common Shares") and AMPS voting as a single class, as well as by the vote of a majority of the outstanding AMPS tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act").

      All or a portion of the interest paid on the municipal obligations the Fund holds may be an item of tax preference for purposes of the federal alternative minimum tax ("AMT") ("Tax Preference Item"), with the result that all or a portion of the dividends paid to Fund stockholders also would be such an item. AMPS thus may not be a suitable investment for investors who are subject to the AMT or would become subject thereto by investing in AMPS. The suitability of an investment in AMPS will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the AMT, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."


      Under normal market conditions, the Fund will invest substantially all (at least 90%) of its total assets in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's investment manager to be reliable), is exempt from federal income tax and New York State and New York City personal income taxes with remaining maturities of less than 15 years. The Fund's policy is to invest, under normal market conditions, at least 80% of its total assets in municipal bonds (as described below) rated, at the time of investment, within the four highest categories by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, judged by NB Management to be of comparable quality). The Fund's policies on the credit quality of its investments apply only at the time of the purchase of a security, and the Fund is not required to dispose of securities if Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other NRSRO downgrades its assessment of the credit characteristics of a particular issuer or if NB Management reassesses its view with respect to the credit quality of the issuer thereof.

      The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch Ratings ("Fitch") or that are unrated but judged to be of comparable quality by NB Management. Bonds of below-investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." For a description of the risks associated with lower-quality securities, see "High Yield Securities (`Junk Bonds')" below.


                             INVESTMENT RESTRICTIONS

      The following investment restrictions of the Fund are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

      1. CONCENTRATION. Invest 25% or more of its total assets in issuers having their principal business activities in the same industry.

      2. SENIOR SECURITIES. Issue senior securities if such issuance is specifically prohibited by the 1940 Act or the rules or regulations thereunder.

      3. BORROWING. Borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

      4. LENDING. Make loans of money or property to any person, except to the extent that the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with the maintenance of the value of or the Fund's interest with respect to the municipal securities it owns and may lend portfolio securities.

      5. UNDERWRITING. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio.

      6. REAL ESTATE. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

      7. COMMODITIES. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This policy does not prevent the Fund from engaging in transactions involving futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities.

      As a fundamental policy, the Fund will invest at least 80% of its total assets in New York Municipal Bonds. If because of market action, the Fund falls out of compliance with this policy, it will make future investments in such a manner as to bring the Fund back into compliance with the policy.

      The following investment policies and limitations of the Fund are non-fundamental. The Fund may not:

      1. MARGIN TRANSACTIONS. Buy any securities on "margin." Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

      2. SHORT SALES, PUTS AND CALLS. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This policy does not prevent the Fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed delivery basis or other financial instruments.

      3. INVESTMENTS IN ANY ONE ISSUER. At the close of each quarter of the Fund's taxable year, (i) no more than 25% of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC").

      Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) are applied only at the time a transaction is entered into. If because of changes in the value of the Fund's portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund's ability to pay dividends and therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances. Any subsequent change in a rating assigned by any NRSRO to a security (or, if unrated, any change in the judgment of NB Management as to comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment unless and until NB Management determines that it is appropriate and practicable to sell or close out the investment without undue market or tax consequences to the Fund. If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

      Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

      The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

      To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NB Management to be liquid in accordance with procedures adopted by the Board, and/or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of AMPS.

      The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

      It is a condition of closing the offering of AMPS that the AMPS be offered with a rating of "AAA" from Fitch and of "Aaa" from Moody's. In order to obtain and maintain the required ratings, the Fund is required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's stockholders or its ability to achieve its investment objective. Moody's and Fitch receive fees in connection with their ratings issuances.

      CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

      Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

              FURTHER INVESTMENT POLICIES AND INVESTMENT TECHNIQUES

      The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the prospectus.

      The Fund's policy is to invest, under normal conditions, at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years and to maintain a dollar-weighted average duration of the entire portfolio between 3 and 8 years. For this purpose, any scheduled principal prepayments will be reflected in the calculation of dollar-weighted average duration. The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by NB Management.

Investment In Municipal Bonds
-----------------------------

      Municipal bonds are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of special bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal bonds with remaining maturities of less than 15 years.

      The "issuer" of municipal bonds is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal bonds.

      Municipal bonds may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are municipal obligations normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof at shorter intervals. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at known intervals, on the basis of a specific benchmark. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value and thus may be determined to be liquid. Each such note purchased by the Fund will meet the criteria established for the purchase of municipal bonds.

      Municipal bonds that have fixed rates of interest are sensitive to changes in market interest rates. Generally, when interest rates are rising, the value of the Fund's municipal bond holdings can be expected to decrease. When interest rates are declining, the value of the Fund's municipal bond holdings can be expected to increase. The Fund's net asset value may fluctuate in response to the increasing or decreasing value of its municipal bond holdings. Generally, the longer the maturity of a fixed-rate instrument, the greater the change in value in response to a given change in market interest rates.

      The issuer of a municipal obligation might declare bankruptcy, which could cause the Fund to experience delays collecting interest and principal. To enforce its rights, the Fund might be required to take possession of and manage the assets securing the issuer's obligation, which may increase the Fund's expenses and reduce its net asset value. If the Fund took possession of a bankrupt issuer's assets, income derived from the Fund's ownership and management of the assets might not be tax exempt and more of the Fund's total distributions to its stockholders thus would be taxable. The Fund might not be able to take possession of the assets of a bankrupt issuer because of laws protecting state and local institutions, limits on the investments the Fund is permitted to make and limits on the nature of the income the Fund is permitted to receive imposed on it by the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund cannot take possession of a bankrupt issuer's assets and enforce its rights, the value of the issuer's security may be greatly diminished. This could reduce the Fund's net asset value.

      The U.S. Government has enacted laws that have restricted or diminished the income tax exemption on some municipal bonds, and it may do so again in the future. If this were to happen, more of the Fund's distributions to its stockholders would be taxable. The issuer of a municipal bond may be obligated to redeem the bond at face value, but if the Fund paid more than face value for the bond, it may lose money when it sells the bond. Market rates of interest may be lower for municipal bonds than for taxable securities, but this may be offset by the federal income tax on income derived from taxable securities. There may be less extensive information available about the financial condition of issuers of municipal bonds than for corporate issuers with publicly traded securities.

      The Fund's investments in municipal bonds are subject to certain risks. In addition to those discussed in the prospectus, they include the following:

      Factors pertaining to New York are set forth in Appendix C.

      GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

      REVENUE BONDS OR SPECIAL OBLIGATION BONDS. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral commitment" of a related governmental unit (subject, however, to appropriations). Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

      Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

      RESOURCE RECOVERY BONDS. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

      TENDER OPTION BONDS. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. NB Management considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond's rating falls below-investment grade. The tax treatment of tender option bonds is unclear, and the Fund will not invest in them unless NB Management has assurances that the interest thereon will be exempt from federal income tax.

      LEASE OBLIGATIONS. Also included within the general category of municipal bonds are participations in lease obligations or installment purchase contract obligations (collectively "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. The Fund may invest up to 100% of its assets in "non-appropriation" lease obligations and in unrated "non-appropriation" lease obligations that, at the time of investment, are judged by NB Management to have credit characteristics equivalent to, and to be of comparable quality to, securities that are rated investment grade.

      The Fund will usually invest in municipal lease obligations through certificates of participation ("COPs"), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property.

      In evaluating such unrated lease obligations, NB Management will consider such factors as it deems appropriate, including:

      o whether the lease can be cancelled;

      o the ability of the lease obligee to direct the sale of the underlying assets;

      o the general creditworthiness of the lease obligor;

      o the likelihood that the municipality will discontinue appropriating funding for the leased property if such property is no longer considered essential by the municipality;

      o the legal recourse of the lease obligee in the event of such a failure to appropriate funding; and

      o any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligations.

High Yield Securities ("Junk Bonds")
------------------------------------

      The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or are unrated but judged to be of comparable quality by NB Management. Bonds of below-investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions that could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics. Municipal bonds rated AAA may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

      High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon securities (see "Zero Coupon Bonds," below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

      The secondary market on which high yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NB Management's research and analysis when investing in high yield securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

      A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

      The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as NB Management's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities.

Participation Certificates
--------------------------

      Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

Zero Coupon Bonds
-----------------

      The Fund may invest in zero coupon bonds. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon bonds are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon bonds are redeemed at face value when they mature. The Fund must take discount on zero coupon bonds ("original issue discount" or "OID") into account ratably for federal income tax purposes prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds and regardless of whether the income is taxable or tax-exempt) to its stockholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

      The market prices of zero coupon bonds generally are more volatile than the prices of securities that pay interest periodically. Zero coupon bonds are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

Illiquid Securities
-------------------

      The Fund may invest up to 20% of its net assets in securities that are illiquid at the time of investment. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

Municipal Notes
---------------

      Municipal notes in which the Fund may invest include the following:

PROJECT NOTES are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development ("HUD"). Although the notes are the primary obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as income, sales, use, and business taxes, and are payable from these future revenues.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenue, such as that available under federal revenue-sharing programs. Because of proposed measures to reform the federal budget and alter the relative obligations of federal, state, and local governments, many revenue-sharing programs are in a state of uncertainty.

BOND ANTICIPATION NOTES are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association or GNMA).

TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation issued by state or local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

PRE-REFUNDED AND "ESCROWED" MUNICIPAL BONDS are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (as defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

Taxable Investments
-------------------

      From time to time, for temporary defensive purposes, or when suitable municipal securities are not available, the Fund may invest in instruments the income from which is taxable. These include:

U.S. GOVERNMENT AND AGENCY SECURITIES. U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or instrumentalities of the U.S. Government, such as GNMA, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (formerly known as the Student Loan Marketing Association), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act of 1933 ("1933 Act"). While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Directors.

BANKING AND SAVINGS INSTITUTION SECURITIES. These include certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Fund may invest typically are not covered by deposit insurance.

                          FURTHER INVESTMENT TECHNIQUES

      The Fund may employ, among others, the investment techniques described below, which may give rise to taxable income.

      In connection with the investment objective and policies described in this Statement of Additional Information and in the prospectus, the Fund may: purchase and sell options (including swaps, caps, floors and collars) on municipal securities and on indices based on municipal securities; borrow funds and issue senior securities to the extent permitted under the 1940 Act; engage in interest rate and other hedging and risk management transactions; and purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis. These investment practices entail risks. NB Management may use some or all of the following hedging and risk management practices when their use appears appropriate. Although NB Management believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result. NB Management may also decide not to engage in any of these investment practices.

Options and Futures Generally
-----------------------------

      The Fund may engage in futures and options transactions in accordance with its investment objective and policies. The Fund may engage in such transactions if it appears advantageous to NB Management to do so in order to pursue its investment objective, to hedge (I.E., protect) against the effects of market conditions and to stabilize the value of its assets. NB Management may also decide not to engage in any of these investment practices. The use of futures and options, and the possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

      There are risks associated with futures and options transactions. Because it is not possible to perfectly correlate the price of the securities being hedged with the price movement in a futures contract, it is not possible to provide a perfect offset on losses on the futures contract or the option on the contract.

      Because there is imperfect correlation between the Fund's securities that are hedged and the futures contract, the hedge may not be fully effective. Losses on the Fund's security may be greater than gains on the futures contract, or losses on the futures contract may be greater than gains on the securities subject to the hedge. In an effort to compensate for imperfect correlation, the Fund may over-hedge or under-hedge by entering into futures contracts or options on futures contracts in dollar amounts greater or less than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the Fund could lose money from these positions.

      If the Fund hedges against an increase in interest rates, and rates decline instead, the Fund will lose all or part of the benefit of the increase in value of the securities it hedged because it will have offsetting losses in its futures or options positions. Also, in order to meet margin requirements, the Fund may have to sell securities at a time it would not normally choose.

Securities Options Transactions
-------------------------------

      The Fund may invest in options on municipal securities, traded over-the-counter and, if applicable, traded on a national securities exchange. In general, the Fund may purchase and sell (or write) options on up to 20% of its total assets. The SEC requires that obligations of investment companies such as the Fund, in connection with options sold, must comply with certain segregation or cover requirements that are more fully described below. There is no limitation on the amount of the Fund's assets that can be used to comply with such segregation or cover requirements.

      A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or "strike") price during the period specified in the terms of the option ("option period"). A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms that would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option.

      The Fund may purchase put and call options in hedging transactions to protect against a decline in the market value of municipal securities in the Fund's portfolio (E.G., by the purchase of a put option) and to protect against an increase in the cost of fixed-income securities that the Fund may seek to purchase in the future (E.G., by the purchase of a call option). If the Fund purchases put and call options, paying premiums therefor, and price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, to the extent such underlying securities correlate in value to the Fund's portfolio securities, losses of the premiums paid may be offset by an increase in the value of the Fund's portfolio securities (in the case of a purchase of put options) or by a decrease in the cost of acquisition of securities by the Fund (in the case of a purchase of call options).

      The Fund may also sell put and call options as a means of increasing the yield on its portfolio and also as a means of providing limited protection against decreases in market value of the portfolio. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

      OPTIONS ON SECURITIES. The Fund may write covered call options so long as it owns securities that are acceptable for escrow purposes and may write secured put options, which means that so long as the Fund is obligated as a writer of a put option, it will invest an amount, not less than the exercise price of the put option, in securities consistent with its investment objective and policies and restrictions on investment. See "Investment Objective and Policies" and "Investment Restrictions." The premium received for writing an option will reflect, among other things, the relationship of the exercise price to the market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price, less the amount paid for the option. At times the Fund may wish to establish a position in a security upon which call options are available. By purchasing a call option on such security the Fund would be able to fix the cost of acquiring the security, which is the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option that it can, if it chooses, permit to expire.

      OPTIONS ON SECURITIES INDICES. The Fund also may purchase and write call and put options on securities indices. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.

      When the Fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract's value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

      Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

      OTC OPTIONS. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored by NB Management and verified in appropriate cases. The Fund may be required to treat certain of its OTC options transactions as illiquid securities.

      It will generally be the Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund's purchasing an option having the same terms as the option it sold and has the effect of canceling its position as a seller. The premium that the Fund will pay when executing a closing purchase transaction may be higher than the premium it received when it sold the option, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and it either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to it, its portfolio turnover rate will increase, which would cause it to incur additional brokerage expenses.

      During the option period, the Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, or the Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away" at the strike price of the option that may be substantially below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.

      To the extent that an active market exists or develops, whether on a national securities exchange or over-the-counter, in options on indices based upon municipal securities, the Fund may purchase and sell options on such indices, subject to the limitation that the Fund may purchase and sell options on up to 20% of its total assets. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the strike price of the option.

      Price movements in securities, which the Fund owns or intends to purchase, will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

      The Fund and NB Management have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of the Fund's portfolio.

      As part of these procedures the Fund will only engage in OTC options transactions with respect to U.S. Government securities with primary dealers that have been specifically approved by the Board. The Fund will engage in OTC options transactions with respect to municipal securities only with dealers that have been specifically approved by the Board. The Fund and NB Management believe that the approved dealers should be agreeable and able to enter into closing transactions as necessary and, therefore, present minimal credit risk to the Fund. The Fund anticipates entering into written agreements with those dealers to whom the Fund may sell OTC options, pursuant to which the Fund would have the absolute right to repurchase the OTC options from such dealers at any time at a price with respect to U.S. Government securities set forth in such agreement. The amount invested by the Fund in OTC options on securities other than U.S. Government securities, including options on municipal securities, will be treated as illiquid and subject to the Fund's 20% limitation on its net assets that may be invested in illiquid securities.

      Gains, if any, the Fund recognizes or is deemed to recognize from transactions in securities options will be taxable income. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and AMPS.

Borrowing and Leverage
----------------------

      The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as "leverage." The Fund intends to use financial leverage for investment purposes by issuing AMPS. The issuance of AMPS would permit the Fund to assume leverage in an amount up to 50% of its total assets. It is currently anticipated that, taking into account the AMPS being offered in the Fund's current prospectus, the amount of leverage will represent approximately 38% of the Fund's total assets (after issuance). Preferred stock, including, when issued, the AMPS, would have a priority on the income and assets of the Fund over the Common Shares and would have certain other rights with respect to voting and the election of Directors. In certain circumstances, the net asset value of and dividends payable on Common Shares could be adversely affected by such preferences. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Restrictions." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.


Interest Rate and Other Hedging Transactions
--------------------------------------------

      In order to seek to protect the value of its portfolio securities against declines resulting from changes in interest rates or other market changes, the Fund may enter into the following hedging transactions: financial futures contracts and related options contracts. However, the use of such transactions is limited by Moody's and Fitch in connection with their rating of the AMPS.

      The Fund may enter into various interest rate hedging transactions using financial instruments with a high degree of correlation to the municipal securities which the Fund may purchase for its portfolio, including interest rate futures contracts (E.G., futures contracts on U.S. Treasury securities) and futures contracts on interest rate related indices (E.G., municipal bond indices). The Fund may also purchase and write put and call options on such futures contracts and on the underlying instruments. The Fund may enter into these transactions in an attempt to "lock in" a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities it anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of its portfolio. Financial futures and options contracts and the risk attendant to the Fund's use thereof, are more completely described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities.

      The Fund will not engage in the foregoing transactions for speculative purposes, but only in limited circumstances as a means to hedge risks associated with management of its portfolio. Typically, investments in futures contracts and sales of futures options contracts require the Fund to deposit in a custodial account a good faith deposit, known as "initial margin," in connection with its obligations in an amount of cash or specified debt securities which generally is equal to 1%-15% of the face amount of the contract, which initial margin requirement may be revised periodically by the applicable exchange as the volatility of the contract fluctuates. Thereafter, the Fund must make additional deposits with the applicable financial intermediary equal to any net losses due to unfavorable price movements of the contract, and will be credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "variation margin."

      The SEC generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, such companies must either segregate cash or liquid securities in the amount of their obligations under the foregoing transactions or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. There is no limitation on the percentage of the Fund's assets that may be segregated with respect to such transactions.

      FINANCIAL FUTURES CONTRACTS. The Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge against anticipated future changes in market conditions that otherwise might adversely affect the value of securities the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. At the time of delivery, in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

      Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contract calls for a payment of the net value of the securities. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. Futures contracts entail risk. If NB Management's judgment about the general direction of securities markets or interest rates is wrong, the Fund's overall performance may be poorer than if it had not entered into such contracts.

      There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of speculators, the margin requirements in the futures market may be less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by NB Management may still not result in a successful hedging transaction. If this should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

      OPTIONS ON FINANCIAL FUTURES CONTRACTS. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks on options purchased by the Fund, I.E., that they may expire worthless, in which case the Fund would lose the premium paid therefor.

      REGULATORY RESTRICTIONS. The Fund will comply with SEC guidelines regarding "cover" for hedging transactions and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the futures contract or option covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or its ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid future contract or option position; this inability may result in a loss to the Fund.

      To the extent the Fund sells or purchases futures contracts or writes options thereon that are traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC") other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

      ACCOUNTING AND TAX CONSIDERATIONS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

      In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

      For a summary of the tax consequences of the Fund's investments in options and futures contracts, see "Tax Matters - Hedging Transactions."

      All of the foregoing transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the securities being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's securities. In addition, these instruments may not be liquid in all circumstances and generally are closed out by entering into offsetting transactions rather than by delivery or cash settlement at maturity. As a result, in volatile markets, the Fund may not be able to close out a transaction on favorable terms or at all. Although the contemplated use of those contracts should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these contracts could tend to limit any potential gain that might result from an increase in the value of such security. Finally, the daily deposit requirements for futures contracts and sales of futures options contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option.

      Successful use of futures contracts and options thereon by the Fund is subject to the ability of NB Management to predict correctly movements in the direction of interest rates and other factors affecting securities markets. If NB Management's expectations were not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices, which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

      In addition to engaging in transactions utilizing options on futures contracts, the Fund may purchase put and call options on securities and, as developed from time to time, on interest indices and other instruments. Purchasing options may increase investment flexibility and improve total return but also risks loss of the option premium if an asset the Fund has the option to buy declines in value or if an asset the Fund has the option to sell increases in value.

      New options and futures contracts and other financial products may be developed from time to time. The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective and the regulatory requirements applicable to investment companies.

      Gains, if any, the Fund recognizes or is deemed to recognize from transactions in hedging activities will be taxable income. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and AMPS.

When-Issued And Delayed Delivery Transactions
---------------------------------------------

      The Fund may purchase municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund's missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash, or liquid securities, having a value equal to or greater than its purchase commitments, provided such securities have been determined by NB Management to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Board. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable.

      To the extent that the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies. However, although the Fund does not intend to engage in such transactions for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Fund determines it is necessary to sell the "when-issued" or "delayed delivery" securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis. "When-issued" and "delayed delivery" purchases have a leveraging effect on the Fund, because it is subject to fluctuations in the value of securities for which it has not yet paid. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments.

Repurchase Agreements
---------------------

      The Fund may use repurchase agreements to manage its cash position. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government Securities or municipal obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income, if any, generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and AMPS. If the other party to a repurchase agreement defaults, the Fund may not be able to sell the underlying securities. If the Fund must assert its rights against the other party to recover the securities, the Fund will incur unexpected expenses, risk losing the income on the security and bear the risk of loss in the value of the security.

Investment in Other Investment Companies
----------------------------------------

      The Fund does not currently invest in other investment companies and does not currently intend to invest in them, but it may, consistent with the provisions of the 1940 Act and the Fund's investment restrictions, determine to do so in the future in appropriate circumstances. Currently, under the 1940 Act, the Fund may hold securities of another registered investment company in amounts that (i) do not exceed 3% of the total outstanding voting stock of such company,
(ii) do not exceed 5% of the value of the Fund's total assets, and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

      In the event of such an investment, as a shareholder in an investment company the Fund would bear its ratable share of the investment company's expenses, including management fees, and would remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

      Pursuant to an exemptive order issued by the SEC, the Fund may invest up to 25% of its total assets in shares of a money market fund managed by NB Management for cash management purposes.

Residual Interest Municipal Bonds
---------------------------------

      The Fund may also invest up to 5% of its total assets in residual interest municipal bonds ("RIBS"); the interest rate on a RIB bears an inverse relationship to the interest rate on another security or the value of an index.

RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity.

      An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed-rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed-rate bonds in a rising interest rate environment, but tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable.

      Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund's leverage as a more flexible alternative to the issuance of AMPS. Should short-term and long-term interest rates rise, the combination of the Fund's investment in RIBS and its use of other forms of leverage (including through the issuance of AMPS or the use of other derivative instruments) likely will adversely affect the Fund's net asset value per share and income, distributions and total return to Common Stockholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

Structured Notes and other Hybrid Instruments
---------------------------------------------

      The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax and New York State and New York City personal income taxes.

Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

      The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

      Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Investments in Other Investment Companies."

                       PORTFOLIO TRADING AND TURNOVER RATE

      The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 100%. The Fund's turnover rate is calculated by dividing the lesser of its sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of its securities for the year. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund's transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for purposes of federal income tax and New York State and New York City personal income taxes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                             MANAGEMENT OF THE FUND

Directors and Officers
----------------------

      The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman. Subject to the provisions of the Fund's Articles of Incorporation (the "Articles"), its Bylaws and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund's management and sub-advisory agreements and other principal agreements.

      The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

The Board of Directors
----------------------

------------------------------------------------------------------------------------------------
                                                      Number of
                                                      Portfolios
                                                      in Fund
                                                      Complex          Other Directorships
 Name, Age, and                                       Overseen         Held Outside Fund
 Address (1)            Principal Occupation(s)(2)    by Director      Complex by Director
------------------------------------------------------------------------------------------------
                                     CLASS I
------------------------------------------------------------------------------------------------
Independent Fund Directors
------------------------------------------------------------------------------------------------
Faith Colish (67)       Counsel to Carter, Ledyard    31
                        & Millburn since October
                        2002; prior thereto
                        Attorney at Law and
                        President, Faith Colish, A
                        Professional Corporation;
                        1980 to 2002.
------------------------------------------------------------------------------------------------
C. Anne Harvey (65)     Consultant, C. A. Harvey
                        Associates, June 2001 to      31
                        present; Member,
                        Individual Investors
                        Advisory Committee to the
                        New York Stock Exchange
                        Board of Directors, 1998
                        to present; Secretary,
                        Board of Associates to The
                        National Rehabilitation
                        Hospital's Board of
                        Directors; Director of
                        American Association of
                        Retired Persons (AARP),
                        1978 to December 2000;
                        Member, American Savings
                        Education Council's Policy
                        Board (ASEC), 1998-2000;
                        Member, Executive
                        Committee, Crime
                        Prevention Coalition of
                        America, 1997 - 2000.
------------------------------------------------------------------------------------------------


                        25


------------------------------------------------------------------------------------------------
                                                      Number of
                                                      Portfolios
                                                      in Fund
                                                      Complex          Other Directorships
 Name, Age, and                                       Overseen         Held Outside Fund
 Address (1)            Principal Occupation(s)(2)    by Director      Complex by Director
------------------------------------------------------------------------------------------------
Cornelius T. Ryan (71)  General Partner of Oxford     31
                        Formerly, Director of
                        Partners and Oxford
                        Capital Cash Bioscience
                        Partners Management Trust
                        (venture capital (money
                        market fund) partnerships)
                        and and Prime Cash Fund.
                        President of Oxford
                        Venture Corporation.
------------------------------------------------------------------------------------------------
Peter P. Trapp          Regional Manager for (58)     31
                        Atlanta Region, Ford Motor
                        Credit Company since
                        August, 1997; prior
                        thereto, President, Ford
                        Life Insurance Company,
                        April 1995 until August
                        1997.
------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
------------------------------------------------------------------------------------------------
Peter E. Sundman* (43)  Executive Vice President      31               Executive Vice President
                        of Neuberger Berman since                      and Director of
                        1999; Principal of                             Neuberger Berman Inc.
                        Neuberger Berman from 1997                     (holding company) since
                        until 1999; Senior Vice                        1999; President and
                        President of NB Management                     Director of NB
                        from 1996 until 1999;                          Management since 1999;
                        Director of Institutional                      Director and Vice
                        Services of NB Management                      President of Neuberger &
                        from 1988 until 1996.                          Berman Agency, Inc.
                                                                       since 2000.
------------------------------------------------------------------------------------------------

                                     CLASS II


------------------------------------------------------------------------------------------------
Independent Fund Directors
------------------------------------------------------------------------------------------------
John Cannon (72)        Retired. Formerly,          31                 Independent Trustee or
                        Chairman and Chief                             Director of three series
                        Investment Officer of CDC                      of OppenheimerFunds:
                        Capital Management                             Limited Term New York
                        (registered investment                         Municipal Fund,
                        adviser) (1993-Jan. 1999).                     Rochester Fund
                                                                       Municipals, and
                                                                       Oppenheimer Convertible
                                                                       Securities Fund, 1992 to
                                                                       present.
------------------------------------------------------------------------------------------------
Barry Hirsch (69)       Senior Vice President and     31
                        Senior Counsel of Loews
                        Corporation (diversified
                        financial corporation)
                        since May 2002; prior
                        thereto, General Counsel
                        of Loews Corporation.
------------------------------------------------------------------------------------------------
John P. Rosenthal (69)  Senior Vice President of      31               Director, 92nd Street
                        Burnham Securities Inc. (a                     Y (non-profit), 1967
                        registered broker-dealer)                      to present; Formerly,
                        since 1991.                                    Director, Cancer
                                                                       Treatment Holdings, Inc.
------------------------------------------------------------------------------------------------


                                              26



------------------------------------------------------------------------------------------------
                                                      Number of
                                                      Portfolios
                                                      in Fund
                                                      Complex          Other Directorships
 Name, Age, and                                       Overseen         Held Outside Fund
 Address (1)            Principal Occupation(s)(2)    by Director      Complex by Director
------------------------------------------------------------------------------------------------
Tom Decker Seip (52)    General Partner of Seip       31               Director, H&R Block,
                        Investments LP (a private                      Inc. (financial services
                        investment partnership);                       company) (the parent
                        President and CEO of                           company of one of the
                        Westaff, Inc. (temporary                       Fund's underwriters),
                        staffing) May 2001 to                          May 2001 to present;
                        January 2002; Senior                           Director, General Magic
                        Executive at the Charles                       (voice recognition
                        Schwab Corporation from                        software), November 2001
                        1983 to 1999, including                        to present; Director,
                        Chief Executive Officer of                     Forward Management, Inc.
                        Charles Schwab Investment                      (asset management), 2001
                        Management, Inc. and                           to present; Member of
                        Trustee of Schwab Family                       the Board of Directors
                        of Funds and Schwab                            of E-Finance Corporation
                        Investments from 1997 to                       (credit decisioning
                        1998 and Executive Vice                        services), 1999 to
                        President-Retail Brokerage                     present; Director,
                        for Charles Schwab                             Save-Daily.com (micro
                        Investment Management from                     investing services),
                        1994 to 1997.                                  1999 to present;
                                                                       Formerly, Director of
                                                                       Offroad Capital Inc.
                                                                       (pre-public internet
                                                                       commerce company).
------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
------------------------------------------------------------------------------------------------
Michael M. Kassen* (49) Executive Vice President      31               Executive Vice
                        and Chief Investment                           President, Chief
                        Officer of Neuberger                           Investment Officer and
                        Berman since 1999;                             Director of Neuberger
                        Executive Vice President                       Berman Inc. (holding
                        and Chief Investment                           company) since 1999;
                        Officer of NB Management                       Chairman since May 2000
                        from November 1999 to May                      and Director of NB
                        2000; Vice President of NB                     Management since April
                        Management from 1990 until                     1996.
                        1999; Partner or Principal
                        of Neuberger Berman from
                        1993.
------------------------------------------------------------------------------------------------


                                    CLASS III


------------------------------------------------------------------------------------------------
Independent Fund Directors
------------------------------------------------------------------------------------------------
Walter G. Ehlers (69)   Consultant; Retired           31
                        President and Director of
                        Teachers Insurance &
                        Annuity (TIAA) and College
                        Retirement Equities Fund
                        (CREF).
------------------------------------------------------------------------------------------------
Robert A. Kavesh (75)   Professor of Finance and    31                 Director, Delaware
                        Economics at Stern School                      Labs (cosmetics),
                        of Business, New York                          1978 to present.
                        University.
------------------------------------------------------------------------------------------------
Howard A. Mileaf (65)   Retired.  Formerly, Vice      31               Director, State Theatre
                        President and Special                          of New Jersey
                        Counsel to WHX Corporation                     (not-for-profit
                        (holding company); 1993-2001.                  theater), 2000 to
                                                                       present; Formerly,
                                                                       Director of Kevlin
                                                                       Corporation
                                                                       (manufacturer of
                                                                       microwave and other
                                                                       products).
------------------------------------------------------------------------------------------------


                                              27



------------------------------------------------------------------------------------------------
                                                      Number of
                                                      Portfolios
                                                      in Fund
                                                      Complex          Other Directorships
 Name, Age, and                                       Overseen         Held Outside Fund
 Address (1)            Principal Occupation(s)(2)    by Director      Complex by Director
------------------------------------------------------------------------------------------------
William E. Rulon (70)   Retired. Senior Vice          31               Director, Pro-Kids Golf
                        President of Foodmaker.                        and Learning Academy
                        Inc. (operator and                             (teach golf and computer
                        franchiser of restaurants)                     usage to "at risk"
                        until January 1997;                            children), 1998 to
                        Secretary of Foodmaker,                        present; Director of
                        Inc. until July 1996.                          Prandium, Inc.
                                                                       (restaurants) since
                                                                       March 2001.
------------------------------------------------------------------------------------------------
Candace L. Straight     Private investor and          31               Director, Providence
(55)                    consultant specializing in                     Washington (property and
                        the insurance industry;                        casualty insurance
                        Advisory Director of                           company), December 1998
                        Securities Capital LLC (a                      to present; Director,
                        global private equity                          Summit Global Partners
                        investment firm dedicated                      (insurance brokerage
                        to making investments in                       firm), October 2000 to
                        the insurance sector).                         present.
------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
------------------------------------------------------------------------------------------------
Edward I. O'Brien* (74) Member, Investment Policy     31               Director of Legg Mason,
                        Committee, Edward Jones,                       Inc. (financial services
                        1993 - 2001; President of                      holding company) (the
                        the Securities Industry                        parent company of one of
                        Association ("SIA")                            the Fund's
                        (securities industry's                         underwriters), 1993 to
                        representative in                              present; Director,
                        government relations and                       Boston Financial Group
                        regulatory matters at the                      (real estate and tax
                        federal and state levels)                      shelters), 1993-1999.
                        from 1974 - 1992; Adviser
                        to SIA from November 1992
                        - November 1993.
------------------------------------------------------------------------------------------------

* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which is one of the Fund's underwriters that from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager.


(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of stockholders held in 2003, 2004, and 2005 respectively, and at each third annual meeting of stockholders thereafter.

Information about the Officers of the Fund

--------------------------------------------------------------------------------
                            POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS(1)        TIME SERVED          PRINCIPAL OCCUPATION(S)(2)
--------------------------------------------------------------------------------
Claudia A. Brandon (46)     Secretary since 2002      Vice President-Mutual Fund
                                                      Board Relations of
                                                      NB Management since 2000;
                                                      Vice President of
                                                      Neuberger Berman since
                                                      2002 and employee since
                                                      1999; Vice President of NB
                                                      Management from 1986 to
                                                      1999; Secretary of six
                                                      other registered
                                                      investment companies for
                                                      which NB Management acts
                                                      as investment manager and
                                                      administrator.
--------------------------------------------------------------------------------
Robert Conti (46)           Vice President since 2002 Vice President of
                                                      Neuberger Berman since
                                                      1999; Senior Vice
                                                      President of NB Management
                                                      since 2000; Controller of
                                                      NB Management until 1996;
                                                      Treasurer of NB Management
                                                      from 1996 until 1999; Vice
                                                      President of three other
                                                      registered investment
                                                      companies for which NB
                                                      Management acts as
                                                      investment manager and
                                                      administrator since 2000
                                                      and of three other
                                                      registered investment
                                                      companies since 2002.
--------------------------------------------------------------------------------
Stacy Cooper-Shugrue (39)   Assistant Secretary       Vice President-Mutual Fund
                            since 2002                Board Relations of NB
                                                      Management since 2002;
                                                      Employee of Neuberger
                                                      Berman since 1999;
                                                      Assistant Vice President
                                                      of NB Management from 1993
                                                      to 1999; Assistant
                                                      Secretary of six other
                                                      registered investment
                                                      companies for which NB
                                                      Management acts as
                                                      investment manager and
                                                      administrator.
--------------------------------------------------------------------------------
Brian J. Gaffney (49)       Vice President since 2002 Managing Director of
                                                      Neuberger Berman since
                                                      1999; Senior Vice
                                                      President of NB Management
                                                      since 2000; Vice President
                                                      of NB Management from 1997
                                                      until 1999; Vice President
                                                      of three other registered
                                                      investment companies for
                                                      which NB Management acts
                                                      as investment manager and
                                                      administrator since 2000
                                                      and of three other
                                                      registered investment
                                                      companies since 2002.
--------------------------------------------------------------------------------
Sheila R. James (37)        Assistant Secretary       Employee of Neuberger
                            since 2002                Berman since 1999;
                                                      Employee of NB Management
                                                      from 1991 to 1999;
                                                      Assistant Secretary of six
                                                      other registered
                                                      investment companies for
                                                      which NB Management acts
                                                      as investment manager and
                                                      administrator since 2002.
--------------------------------------------------------------------------------
John McGovern (32)          Assistant Treasurer       Employee of NB Management
                            since 2002                since 1993; Assistant
                                                      Treasurer of six other
                                                      registered investment
                                                      companies for which NB
                                                      Management acts as
                                                      investment manager and
                                                      administrator since 2002.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS(1)        TIME SERVED          PRINCIPAL OCCUPATION(S)(2)
--------------------------------------------------------------------------------
Barbara Muinos (43)         Treasurer and Principal   Vice President of
                            Financial and Accounting  Neuberger Berman since
                            Officer since 2002        1999; Assistant Vice
                                                      President of NB Management
                                                      from 1993 to 1999;
                                                      Treasurer and Principal
                                                      Financial and Accounting
                                                      Officer of six other
                                                      registered investment
                                                      companies for which NB
                                                      Management acts as
                                                      investment manager and
                                                      administrator since 2002;
                                                      Assistant Treasurer from
                                                      1996 to 2002 of three
                                                      other mutual funds for
                                                      which NB Management acts
                                                      as investment manager and
                                                      administrator.
--------------------------------------------------------------------------------
Frederic B. Soule (56)      Vice President since 2002 Vice President of
                                                      Neuberger Berman since
                                                      1999; Vice President of NB
                                                      Management from 1995 until
                                                      1999; Vice President of
                                                      three other registered
                                                      investment companies for
                                                      which NB Management acts
                                                      as investment manager and
                                                      administrator since 2000
                                                      and of three other
                                                      registered investment
                                                      companies since 2002.
--------------------------------------------------------------------------------
Trani Wyman (33)            Assistant Treasurer       Employee of NB Management
                            since 2002                since 1991.  Assistant
                                                      Treasurer of six other
                                                      registered investment
                                                      companies for which NB
                                                      Management acts as
                                                      investment manager and
                                                      administrator since 2002.
--------------------------------------------------------------------------------

----------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Committees
----------

The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below.

AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), and Peter P. Trapp.

CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of the Fund's Code of Ethics, which restricts the personal securities transactions of employees, officers, and Directors. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Directors.

CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William
E. Rulon and Tom D. Seip. All members are Independent Fund Directors.

EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Directors when the Directors are not in session. Its members are John Cannon, Faith Colish, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Directors.

NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of the Fund. Its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. All members are Independent Fund Directors. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia Brandon, Secretary, Neuberger Berman New York Intermediate Municipal Fund Inc., 605 Third Avenue, 2nd Floor, New York, New York, 10158-0180.

PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund Directors; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp.

PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Michael M. Kassen, Robert A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter
P. Trapp. All members except for Mr. Kassen and Mr. O'Brien are Independent Fund Directors.

      The Fund's Articles provide that the Fund will indemnify its Directors and officers against liabilities and expenses to the extent permitted by Maryland law and the 1940 Act. This means that the Fund will indemnify its officers and Directors against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

      The following table sets forth information concerning the compensation of the Directors of the Fund. The Fund does not have any retirement plan for its Directors.

Compensation
------------

      The Directors' compensation and other costs of their joint meetings are allocated pro rata based on the assets of each investment company in the Neuberger Berman Fund Complex. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending October 31, 2003. For the calendar year ended December 31, 2001, the Directors received the compensation set forth in the following table for serving as Trustees of other investment companies in the "Fund Complex." Each officer and Director who is a Director, officer, partner or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves without any compensation from the Fund.

TABLE OF COMPENSATION
---------------------
                                                   Total Compensation from 3
                                                     Registered Investment
                                  Estimated       Companies in the Neuberger
                                  Aggregate       Berman Fund Complex Paid to
Name and Position                Compensation    Directors For Calendar Year
with the Fund                   from the Fund*          Ended 12/31/01
-----------------               --------------   ----------------------------

Independent Fund Directors

John Cannon                         $2,060                  $70,000
Director

Faith Colish                        $2,060                  $70,000
Director

Walter G. Ehlers                    $2,060                  $70,000
Director

C. Anne Harvey                      $2,060                  $62,500
Director

Barry Hirsch                        $2,060                  $70,000
Director

Robert A. Kavesh                    $2,060                  $70,000
Director

Howard A. Mileaf                    $2,060                  $70,000
Director

                                                   Total Compensation from 3
                                                     Registered Investment
                                  Estimated       Companies in the Neuberger
                                  Aggregate       Berman Fund Complex Paid to
Name and Position                Compensation    Directors For Calendar Year
with the Fund                   from the Fund*          Ended 12/31/01
-----------------               --------------   ----------------------------

John P. Rosenthal                   $2,060                  $70,000
Director

William E. Rulon                    $2,060                  $70,000
Director

Cornelius T. Ryan                   $2,060                  $70,000
Director

Tom Decker Seip                     $2,060                  $70,000
Director

Candace L. Straight                 $2,060                  $62,500
Director

Peter P. Trapp                      $2,060                  $62,500
Director

Directors who are "Interested Persons"

Michael M. Kassen                     $0                      $0
Director

Edward I. O'Brien                   $2,060                  $70,000
Director

Peter E. Sundman                      $0                      $0
Director

      *Since the Fund has not completed its first full fiscal year since its organization, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of the NB Management Fund Complex. The estimate is for the fiscal year ending October 31, 2003.

Ownership of Securities
-----------------------

      At November 29, 2002, the Directors and officers of the Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

      Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2001.

      Since the Fund has not yet commenced operations, none of the Directors own Fund shares as of the date of this SAI.

--------------------------------------------------------------------
                              Aggregate Dollar Range of Equity
                              Securities in all Registered
Name of Director              Investment Companies Overseen by
                              Director in Family of Investment
                              Companies*
--------------------------------------------------------------------
Independent Fund Directors
--------------------------------------------------------------------
John Cannon                   $50,001 - $100,000
--------------------------------------------------------------------
Faith Colish                  Over $100,000
--------------------------------------------------------------------
Walter G. Ehlers              Over $100,000
--------------------------------------------------------------------
C. Anne Harvey                None
--------------------------------------------------------------------
Barry Hirsch                  Over $100,000
--------------------------------------------------------------------
Robert A. Kavesh              $10,001 - $50,000
--------------------------------------------------------------------
Howard A. Mileaf              Over $100,000
--------------------------------------------------------------------
John P. Rosenthal             Over $100,000
--------------------------------------------------------------------
William E. Rulon              Over $100,000
--------------------------------------------------------------------
Cornelius T. Ryan             Over $100,000
--------------------------------------------------------------------
Tom Decker Seip               None
--------------------------------------------------------------------
Candace L. Straight           Over $100,000
--------------------------------------------------------------------
Peter P. Trapp                $10,001 - $50,000
--------------------------------------------------------------------
Directors who are "Interested Persons"
--------------------------------------------------------------------
Michael M. Kassen             Over $100,000
--------------------------------------------------------------------
Edward I. O'Brien             Over $100,000
--------------------------------------------------------------------
Peter E. Sundman              Over $100,000
--------------------------------------------------------------------
*Valuation as of December 31, 2001

Independent Fund Directors Ownership of Securities
--------------------------------------------------

      As of December 31, 2001, no Independent Fund Director (or his/her immediate family members) owned securities of Neuberger Berman or securities in an entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies).


Codes of Ethics
---------------

      The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

      NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Fund, dated September 24, 2002 ("Management Agreement"). NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2002, NB Management and its affiliates had approximately $53.6 billion in assets under management. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

      The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

      The Management Agreement provides that NB Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against NB Management, in connection with its obligations under the Management Agreement, ends with a determination that NB Management acted without culpability, the Fund will reimburse NB Management for reasonable attorney's fees and other expenses. In the event a matter ends without a court ruling on NB Management's culpability, NB Management's entitlement to reimbursement will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel. The Fund may advance expenses to NB Management if (1) a committee of non-party disinterested Directors or independent legal counsel determine that NB Management is likely to prevail, and
(2) the Fund is adequately assured of repayment in the event of an adverse result.

      NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management. Two Directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, currently serve as Directors and/or officers of the Fund. See "Directors and Officers." The Fund pays NB Management a management fee as described below.

      NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated September 24, 2002 ("Administration Agreement"). For such administrative services, the Fund pays NB

Management a fee based on the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets").

      Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund's stockholder servicing agent. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with the qualification of the Fund's shares, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement. The Administration Agreement contains provisions on liability and indemnification substantially identical to those in the Management Agreement, described above.

      For administrative services, the Fund pays NB Management at the annual rate of .30% of average daily Managed Assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the administration agreement. In addition, the Fund may compensate such third parties for accounting and other services.

      Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of .25% of the Fund's average daily Managed Assets. The liquidation preference of the AMPS is not a liability. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      From the commencement of the Fund's operations through October 31, 2011, NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:


--------------------------------------------------------------------------------
                     Percentage Waived (annual       Percentage Waived (annual
                     rate as a percentage of net     rate as a percentage of net
                     assets attributable to Common   assets attributable to
Fiscal Period        Shares - assuming no AMPS are   Common Shares - assuming
Ending October 31,   issued or outstanding)          the issuance AMPS (2))
--------------------------------------------------------------------------------
2002 (1)              .25%                            .40%
--------------------------------------------------------------------------------
2003                  .25%                            .40%
--------------------------------------------------------------------------------
2004                  .25%                            .40%
--------------------------------------------------------------------------------
2005                  .25%                            .40%
--------------------------------------------------------------------------------
2006                  .25%                            .40%
--------------------------------------------------------------------------------
2007                  .25%                            .40%
--------------------------------------------------------------------------------
2008                  .20%                            .32%
--------------------------------------------------------------------------------
2009                  .15%                            .24%
--------------------------------------------------------------------------------
2010                  .10%                            .16%
--------------------------------------------------------------------------------
2011                  .05%                            .08%
--------------------------------------------------------------------------------

(1)   From the commencement of the Fund's operations.

(2) Assumes the issuance of AMPS in an amount equal to 38% of the Fund's net assets (after issuance).

NB Management has not agreed to waive any portion of its fees beyond October 31, 2011.

      The Management Agreement continues until June 30, 2004. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are not "interested persons" of NB Management or the Fund ("Independent Fund Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

      The Management Agreement is terminable, without penalty, on 60 days' written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days' written notice either by NB Management or by the Fund. Each Agreement terminates automatically if it is assigned.

      Except as otherwise described in the prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not "interested persons" of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Sub-Adviser
-----------

      NB Management retains Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated September 24, 2002 ("Sub-Advisory Agreement").

      The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its officers and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other investment companies managed by NB Management.

      The Sub-Advisory Agreement continues until June 30, 2004 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

      The Management Agreement and the Sub-Advisory Agreement each provide that NB Management or Neuberger Berman, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Board Consideration of the Management and Sub-Advisory Agreements
-----------------------------------------------------------------

      In approving the Management and Sub-Advisory Agreements for the Fund, the Board primarily considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

      With respect to the nature and quality of the services provided, the Board considered, among other things, the resources that NB Management plans to devote to managing the Fund and the firm's fixed-income research and trading capabilities. They discussed the recent and long-term performance of the other fixed-income funds managed by NB Management and Neuberger Berman. They also considered NB Management's and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems. With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the proposed indemnity provision in the Management Agreement. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and the overall expense ratios, for funds pursuing a comparable investment strategy to the Fund. The Board also considered the contractual limits on the Fund's expenses undertaken by NB Management.

      The Board concluded that the fees and other benefits likely to accrue to NB Management and its affiliates by virtue of their relationship to the Fund are reasonable in comparison with the benefits likely to accrue to the Fund. In considering the fees, the Board took note of the likelihood that the Fund would issue preferred stock and considered the effect of such issuance on the Fund's net assets and, therefore, the fees. The Board also took note of the Additional Compensation Agreement between NB Management and Merrill Lynch concerning the aftermarket for Fund shares and whether there are steps the Fund should consider taking to alleviate any discount. The Board also concluded that approval of the Management and Sub-Advisory Agreements was in the best interests of the Fund's stockholders. These matters also were considered separately by the Independent Fund Directors working with experienced 1940 Act counsel that is independent of Neuberger Berman and NB Management.

Management and Control of NB Management and Neuberger Berman
------------------------------------------------------------

      The Directors and officers of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management, are: Jeffrey B. Lane, Director; Robert Matza, Director; Michael M. Kassen, Director and Chairman; Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Thomas J. Gengler, Jr., Senior Vice President; Joseph K. Herlihy, Treasurer; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Peter E. Sundman, Director and President; and Heidi S. Steiger, Director.

      The officers and employees of Neuberger Berman, who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, are:
Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Operating Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Jack L. Rivkin, Executive Vice President; Heidi S. Steiger, Executive Vice President; Peter E. Sundman, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Joseph K. Herlihy, Senior Vice President and Treasurer; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Irene Ashkenazy, Senior Vice President; Philip Callahan, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph F. Collins III, Senior Vice President; Thomas E. Gengler Jr., Senior Vice President; Amy Gilfenbaum, Senior Vice President; Brian E. Hahn, Senior Vice President; Barbara R. Katersky, Senior Vice President; Judith Ann Kenney, Senior Vice President; Diane E. Lederman, Senior Vice President; Domenick Migliorato, Senior Vice President; Jane Ringel, Senior Vice President; David Root, Senior Vice President; Mark Shone, Senior Vice President; Robert H. Splan, Senior Vice President; Thomas Tapen, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Robert Traversa, Senior Vice President; Frank J. Tripodi, Senior Vice President; and Marvin C. Schwartz, Managing Director.

      Mr. Sundman and Mr. Kassen are Directors and officers of the Fund. Mr. Gaffney and Mr. Conti are officers of the Fund.

      Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman. The inside Directors and officers of Neuberger Berman Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Director and Executive Vice President; Heidi S. Steiger, Director and Executive Vice President; Michael M. Kassen, Director,

Chief Investment Officer and Executive Vice President; Robert Matza, Director, Chief Operating Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Jack L. Rivkin, Executive Vice President; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Richard Cantor, Vice Chairman and Director; Lawrence Zicklin, Vice Chairman and Director; Joseph K. Herlihy, Treasurer; Maxine L. Gerson, Assistant Secretary; and Ellen Metzger, Assistant Secretary.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions
-----------------------------------------------

      Investment decisions for the Fund and for the other investment advisory clients of NB Management are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by NB Management. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by NB Management is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by NB Management. NB Management may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which NB Management believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

      The Fund has applied with the SEC for an order to permit the Fund to pay Neuberger Berman, and Neuberger Berman to receive, compensation for services as a securities lending intermediary, subject to certain conditions. These services would be provided by a separate operating unit of Neuberger Berman under the supervision of NB Management who are not involved in the securities lending intermediary's lending agency operations. Neuberger Berman would receive as compensation a reasonable fee based on revenues earned by the Fund through the securities lending program. The order requested by the Fund would also permit Neuberger Berman and other affiliated broker-dealers of the Fund to borrow portfolio securities from the Fund, subject to certain conditions. There is no guarantee that the Fund will receive the requested order.

Brokerage and Research Services
-------------------------------

      Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

      In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. NB Management also may consider the brokerage and research services that broker-dealers provide to the Fund or NB Management. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

      In certain instances NB Management specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced NB Management's normal internal research activities, NB Management's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, NB Management is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to NB Management by or through broker-dealers. Research obtained in return for brokerage may be used in servicing any or all clients of NB Management and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, NB Management always considers its best execution obligation.

      The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing other funds managed by it and, in some cases, by Neuberger Berman in servicing managed accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the other funds it manages and by Neuberger Berman from brokers effecting portfolio transactions on behalf of managed accounts may be used for the Fund's benefit.

      No affiliate of the Fund receives give-ups or reciprocal business in connection with its portfolio transactions. The Fund does not effect transactions with or through broker-dealers in accordance with any formula or for selling shares of the Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits NB Management and Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

                                 NET ASSET VALUE

      The net asset value attributable to Common Shares is calculated by subtracting the Fund's total liabilities and the liquidation preference of any outstanding AMPS from total assets (the market value of the securities the Fund holds plus cash and other assets). The net asset value per Common Share is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange, usually 4 p.m. Eastern time, every day on which the New York Stock Exchange is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

      The Fund values its portfolio securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

      If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value. Common stock of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. Since the market price of the Fund's Common Shares is determined by such factors as trading volume of the shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above its computed net asset value.

                               DESCRIPTION OF AMPS

      Under the Articles, the Fund is authorized to issue up to 1,000,000,000 shares of capital stock, all of it originally designated Common Shares. Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock without a stockholder vote into one or more classes of preferred or other stock. Pursuant to that authority, the Board has classified 1,500 shares as Series A AMPS and 1,500 shares as Series B AMPS. All AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

      AMPS will rank on parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All AMPS carry one vote per share on all matters on which such shares are entitled to be voted. AMPS will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

      As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Common and AMPS, with no deduction for the liquidation preference of the AMPS. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of AMPS from "net assets," so long as the AMPS have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's AMPS will be treated as stock (rather than indebtedness).

      LIMITED ISSUANCE OF AMPS. Under the 1940 Act, the Fund could issue AMPS with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the AMPS. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the AMPS is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution). To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding AMPS for purposes of these asset coverage requirements. The liquidation value of the AMPS is expected to be approximately 38% of the value of the Fund's net assets. The Fund intends to purchase or redeem AMPS, if necessary, to keep the liquidation value of the AMPS plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

      DISTRIBUTION PREFERENCE. The AMPS will have complete priority over the Common Shares as to distribution of assets.

      LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of AMPS ("Preferred Stockholders") will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

      VOTING RIGHTS. In connection with any issuance of AMPS, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that AMPS be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

      In connection with the election of the Fund's Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding AMPS shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding AMPS, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

      The affirmative vote of the holders of a majority of the outstanding AMPS, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and AMPS, voting together, necessary to authorize the action in question.

      The Fund's AMPS would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

      REDEMPTION, PURCHASE AND SALE OF AMPS BY THE FUND. The terms of the AMPS provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase AMPS and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of AMPS by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

             ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS

      GENERAL. DTC will act as the Securities Depository with respect to the AMPS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Fund's Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS to elect a majority of the Directors, as described under "Description of AMPS -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

      DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the AMPS, whether for its own account or as a nominee for another person.

      CONCERNING THE AUCTION AGENT. The Auction Agent will act as agent for the Fund in connection with the auctions of the AMPS (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the facts pertinent to making such decision. The Fund shall indemnify the Auction Agent and its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Auction Agent arising out of or in connection with its agency under the auction agency agreement and under the Broker-Dealer Agreements entered by the Auction Agent pursuant to the auction agency agreement, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its gross negligence or willful misconduct.

      The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the business day preceding such Auction.

      The Auction Agent may terminate its auction agency agreement with the Fund upon at least 60 days notice to the Fund (30 days if such termination is due to nonpayment of amounts due to it). If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

      BROKER-DEALERS. The Auction Agent after each Auction for AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

      The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

      The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction, if there are other Broker-Dealers.

            CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

      The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

      The Articles require a vote by holders of at least 75% of the Directors and 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Directors who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Directors"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and
(7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group.

None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. As discussed in the prospectus, certain of the actions described above also require approval by the holders of the AMPS, tallied separately. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.

      The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

      Reference should be made to the Articles on file with the SEC for the full text of these provisions.

                   REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Board regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

      Notwithstanding the foregoing, at any time when the Fund's AMPS are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on AMPS have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding AMPS (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

      The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on AMPS issued by the Fund and general market and economic conditions.

      See "Anti-Takeover and Other Provisions in the Articles of Incorporation" in the prospectus and "Certain Provisions in the Articles of Incorporation" in this Statement of Additional Information for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all AMPS then outstanding, and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

      The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when AMPS are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's prospectus under "The Fund's Investments - Risk Considerations - Leverage Risk."

      Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

                                   TAX MATTERS

      TAXATION OF THE FUND


      The Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code ("RIC"). To qualify for that treatment, the Fund must, among other things:

           (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities;

           (b) distribute with respect to each taxable year at least 90% of the sum of its net tax-exempt income, taxable ordinary income, and the excess, if any, of net short-term capital gains over net long-term capital losses for that year ("Distribution Requirement"); and

           (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers the Fund controls and that are engaged in the same, similar, or related trades or businesses.

      If the Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from its earnings and profits, including any distributions of its net tax-exempt income and net capital gains, would be taxable to its stockholders as ordinary (taxable) income. Those distributions would be eligible for the dividends-received deduction in the case of corporate stockholders under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for treatment as a RIC.

      The Fund intends to distribute at least annually to its stockholders all or substantially all of its net tax-exempt interest and any investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, determined without regard to any deduction for dividends paid). The Fund also may annually distribute its net capital gain

(i.e., the excess of net long-term capital gain over net short-term capital loss) or may retain all or a portion of its net capital gain for investment. If the Fund retains any investment company taxable income or any net capital gain, it will be subject to tax at regular corporate rates on the retained amount. If the Fund retains any net capital gain, the Fund may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders who (1) would be required to include in income for federal income tax purposes, as long-term capital gain, their shares of the undistributed amount and (2) would be entitled to credit their proportionate shares of the tax the Fund paid on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in shares owned by a Fund stockholder would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder's gross income and the tax deemed paid by the stockholder under clause (2) of the preceding sentence.

      To the extent the Fund fails to distribute in a calendar year at least an amount equal to 98% of the sum of (1) its ordinary (taxable) income for that year plus (2) its capital gain net income for the one-year period ending October 31 of that year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax ("Excise Tax"). For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A dividend the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the dividend is declared and payable to stockholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

      TAXATION OF THE STOCKHOLDERS

      EXEMPT-INTEREST DIVIDENDS. The Fund will qualify to pay exempt-interest dividends to its stockholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax under Code section 103(a). Distributions that the Fund properly designates as exempt-interest dividends will be treated as interest excludable from stockholders' gross income for federal income tax purposes but may be a Tax Preference Item and may be taxable for state and local purposes. See also "New York Tax Matters" in Appendix C. Because the Fund intends to qualify to pay exempt-interest dividends, it may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices, and other assets.

      The receipt of exempt-interest dividends may affect the portion, if any, of a person's Social Security and Railroad Retirement benefits (collectively "Benefits") that will be includable in gross income subject to federal income tax. Up to 85% of Benefits may be included in gross income where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income, and one-half of any Benefits, exceeds an adjusted base amount. Stockholders receiving Benefits should consult their tax advisers.

      The Code imposes the AMT with respect to individuals, corporations (except certain small corporations), trusts, and estates. The interest on certain "private activity bonds" (E.G., municipal bonds issued to make loans for housing purposes or to private entities, but not certain tax-exempt organizations such as universities and non-profit hospitals) is treated as a Tax Preference Item and, after reduction by applicable expenses, is included in federal alternative minimum taxable income. The Fund will furnish to stockholders annually a report indicating the percentage of Fund income treated as a Tax Preference Item. In addition, interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for purposes of the AMT. Accordingly, a portion of the Fund's dividends that would otherwise be tax-exempt to its stockholders may cause certain stockholders to become subject to the AMT or may increase the tax liability of stockholders who already are subject to that tax.

      The Fund will inform investors within 60 days after each taxable year-end of the percentage of its income dividends that qualify as exempt-interest dividends. The percentage will be applied uniformly to all dividends paid during the year. Thus, the percentage of any particular dividend designated as an exempt-interest dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

      The Internal Revenue Service (the "Service") requires that a RIC that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income and gain for each taxable year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to designate, to the fullest extent practicable, (1) net interest that is exempt from federal income tax and is not a Tax Preference Item, (2) net interest that is exempt from income tax but is a Tax Preference Item, (3) net capital gain, and (4) other taxable income, if any, between its Common Shares and AMPS in proportion to the total dividends paid to such class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with its objective. The Fund will, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gain or other taxable income to be included in any dividend on AMPS prior to the Auction establishing the Applicable Rate for such dividend period. If (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other taxable income to a dividend paid on AMPS without having given advance notice thereof to the Auction Agent as required by the Articles Supplementary solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding AMPS or the liquidation of the Fund or (b) in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund allocates any net capital gain or other taxable income to AMPS without having given advance notice thereof as described above, the Fund will make certain payments to owners of AMPS to which such allocation was made to offset the federal income tax effect thereof as described under "Description of AMPS - Dividends and Rate Periods - Gross-up Payments" in the prospectus. In order for any distributions on AMPS to be eligible to be treated as exempt-interest dividends, AMPS must be treated as stock for federal income tax purposes. NB Management believes the AMPS should be treated as stock for federal income tax purposes.

      If at any time when AMPS are outstanding, the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, it will be required to suspend distributions to holders of the Common Shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of AMPS - Dividends and Rate Periods - Restriction on Dividends and Other Distributions" in the prospectus. Such a suspension may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize the Fund's qualification for treatment as a RIC or cause the Fund to incur an income tax or Excise Tax liability, or both. If the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage when AMPS are outstanding, it will be required to redeem AMPS to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify for treatment as a RIC. There can be no assurance, however, that any such redemption would achieve such objective. The capitalized terms used herein and not otherwise defined have the same meaning as in the Fund's Articles Supplementary, attached hereto as Appendix A.

      OTHER FUND DISTRIBUTIONS. As long as the Fund qualifies for treatment as a RIC, distributions from it (other than exempt-interest dividends) will be taxable to its stockholders as ordinary income to the extent the distributions are derived from taxable net investment income and net short-term capital gains, and generally will not be eligible for the dividends received deduction available to corporations. Distributions of net capital gain (after applying any available capital loss carryovers) that are properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to each stockholder as long-term gain, regardless of how long the stockholder has held the shares in the Fund.

      The Fund's expenses attributable to earning tax-exempt income do not reduce its current earnings and profits; therefore, distributions in excess of the sum of its net tax-exempt and taxable income may be treated as taxable dividends to the extent of its remaining earnings and profits. Distributions in excess of the sum of the Fund's net tax-exempt and taxable income could occur, for example, if its book income exceeded that sum, which could arise as a result of certain of its hedging and investment activities. See "--Tax Consequences of Certain Investments" below.

      For federal income tax purposes, the Fund is required to allocate its tax-exempt income, net capital gain, and other taxable income, if any, between the Common Shares and preferred stock, including the AMPS, it issues on a PRO RATA basis in proportion to the total distributions paid to each such class of stock for the taxable year.

      Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or reinvested in additional Common Shares through the Dividend Reinvestment Plan. A Common Stockholder whose distributions are so reinvested will be treated as having received a dividend equal to either (1) the fair market value of the newly issued shares or (2) if the Common Shares are trading below their net asset value, the amount of cash allocated to the stockholder for the purchase of shares on its behalf in the open market.

      Dividends on the Fund's shares (other than exempt-interest dividends) are generally subject to federal income tax as described herein to the extent they do not exceed its realized income and gains, even though those dividends may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed, or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus included in the price paid by the stockholder).

      If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares. If one or more such distributions occur in any taxable year, the available earnings and profits first will be allocated to the distributions made to the Preferred Stockholders and only thereafter to distributions made to Common Stockholders. As a result, the Preferred Stockholders will receive a disproportionate share of the distributions treated as dividends, and the Common Stockholders will receive a disproportionate share of the distributions treated as a return of capital.

      OTHER. Part or all of the interest on indebtedness, if any, incurred or continued by a stockholder to purchase or carry Fund shares is not deductible for federal income tax purposes. The non-deductible part is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including Capital Gain Dividends) paid to the stockholder that are exempt-interest dividends. Under rules the Service uses to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though those funds are not directly traceable to the purchase of the shares. Under a published position of the Service, a stockholder's interest deduction generally will not be disallowed to the extent the average adjusted basis of the stockholder's tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the stockholder's trade or business assets (in the case of most corporations) or portfolio investments (in the case of individuals). Legislation has been introduced in recent years that would limit or repeal this two percent DE MINIMIS exception, which if enacted would reduce the total after-tax yield of a stockholder.

      In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds will not be tax-exempt to any stockholders who are "substantial users" (or persons related to "substantial users") of facilities financed by those bonds. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of those bonds.

      SALE OR REDEMPTION OF SHARES. The sale, exchange, or redemption of Fund shares may give rise to a taxable gain or loss. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, (1) any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on the shares and (2) any such loss not so disallowed will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received with respect to the shares. All or a portion of any loss realized on a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In that case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

      From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering stockholder to tender all Common Shares and dispose of all AMPS held, or considered under certain attribution rules of the Code to be held, by the stockholder. Stockholders who tender all Common Shares and dispose of all AMPS held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a stockholder tenders fewer than all of its Common Shares, or retains a substantial portion of its AMPS, the stockholder may be treated as having received a taxable dividend (instead of capital gain or loss) on the tender of its Common Shares. In that case, there is a remote risk that non-tendering stockholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of a Preferred Stockholder's AMPS and the stockholder is treated as having received a taxable dividend on the redemption, there is a remote risk that Common Stockholders and non-redeeming Preferred Stockholders will be treated as having received taxable distributions from the Fund. To the extent the Fund recognizes net gains on the liquidation of portfolio securities to meet tenders of Common Shares, it will be required to make taxable distributions to its stockholders, which may in turn require it to make additional distributions to the Preferred Stockholders, if any.

      The Fund may, at its option, redeem AMPS in whole or in part and is required to redeem AMPS to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption of AMPS will be taxed as gain or loss from the sale or exchange of AMPS rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner's interest in the Fund, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's ownership of Common Shares will be taken into account.

      WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends (including Capital Gain Dividends) paid to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not otherwise subject to that withholding ("backup withholding"). The backup withholding rates are (1) 30% for amounts paid during 2002 and 2003, (2) 29% for amounts paid during 2004 and 2005, and
(3) 28% for amounts paid during 2006 through 2010. The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

      For a foreign investor to qualify for exemption from withholding under an income tax treaty, the investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

      TAX CONSEQUENCES OF CERTAIN INVESTMENTS

      HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to increase its taxable income, accelerate income, defer losses, cause adjustments in the holding periods of its securities, convert long-term capital gains to short-term capital gains, and/or convert short-term capital losses to long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to stockholders. Distributions to stockholders of income earned from the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the stockholders' best interests.

      Certain of the Fund's hedging activities are likely to produce a difference between its book income and the sum of its net tax-exempt and taxable income. If the Fund's book income exceeds that sum, the distribution of the excess would be treated as (1) a taxable dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (2) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (3) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its net tax-exempt and taxable income, it could be required to make distributions exceeding book income to continue to qualify for treatment as a RIC.

      Certain listed options and futures contracts are considered "Section 1256 contracts" for federal income tax purposes. In general, gain or loss the Fund realizes on Section 1256 contracts will be considered 60% long-term and 40% short-term capital gain or loss. Also, Section 1256 contracts the Fund holds at the end of each taxable year (and at October 31 for purposes of calculating the excise tax) will be "marked to market," that is, treated for federal income tax purposes as though sold for fair market value on the last business day of the taxable year (or on October 31 for purposes of the excise tax). The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of section 1256.

      Gain or loss the Fund realizes on the expiration or sale of certain OTC options it holds will be either long-term or short-term capital gain or loss depending on its holding period for the options. However, gain or loss realized on the expiration or closing out of options the Fund wrote will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option the Fund wrote is exercised, gain or loss on the option will not be separately recognized, but the premium received or paid will be included in the calculation of gain or loss on disposition of the property underlying the option.

      Any security, option, or futures contract, delayed delivery transaction, or other position the Fund enters into or holds in conjunction with any other position it holds may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts will constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until that position is disposed of; that the Fund's holding period in certain straddle positions be suspended until the straddle is terminated (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, that otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

      SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund may acquire zero coupon or other municipal securities issued with OID. As a holder of those securities, the Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any tax-exempt OID, to satisfy the distribution requirement applicable to RICs, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID ("municipal market discount bonds"). If a bond's market discount is less that the product of
(1) .25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

                                   * * *

      The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the AMT. Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal, state and local income tax consequences of purchasing, holding, and disposing of Fund shares. A summary of tax matters pertaining to New York State is set forth in Appendix C.

                   CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

      State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services. The Bank of New York, 100 Church Street, 8th Floor, New York, New York 10286, serves as the transfer agent, registrar and Auction Agent for the AMPS.

                              INDEPENDENT AUDITORS

      Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent auditors for the Fund. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the SEC.

                                     COUNSEL

      Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington D.C. 20036, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

      A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         REPORT OF INDEPENDENT AUDITORS




To the Shareholder and
Board of Directors of
Neuberger Berman New York Intermediate Municipal Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman New York Intermediate Municipal Fund Inc., (the "Fund") as of September 19, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Neuberger Berman New York
Intermediate Municipal Fund Inc., at September 19, 2002, in conformity with accounting principles generally accepted in the United States.

                                       ERNST & YOUNG LLP

Boston, Massachusetts
September 20, 2002

                               FINANCIAL STATEMENT

NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 19, 2002

ASSETS
Cash                                                         $ 100,005
Deferred offering costs                                        150,000
                                                             ------------
Total assets                                                   250,005
                                                             ------------

LIABILITIES
Payable for offering costs                                     150,000
                                                             ------------

NET ASSETS AT VALUE                                          $ 100,005
                                                             ============

NET ASSETS CONSIST OF:
Paid-in capital                                              $ 100,005
                                                             ============

SHARES OUTSTANDING ($.0001 PAR VALUE;
  1,000,000,000 SHARES AUTHORIZED)                               6,981
                                                             ============
NET ASSET VALUE, PER SHARE                                     $14.325
                                                             ============

MAXIMUM OFFERING PRICE PER SHARE ($14.325/95.5%)                $15.00
                                                             ============
See Notes to Financial Statement.

NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
NOTES TO FINANCIAL STATEMENT
SEPTEMBER 19, 2002


NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1. ORGANIZATION:

Neuberger Berman New York Intermediate Municipal Fund Inc. (the "Fund") was organized as a Maryland corporation on July 29, 2002. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund has had no operations to date, other than the sale to Neuberger Berman LLC ("Neuberger"), the Fund's sub-adviser, on September 19, 2002 of 6,981 shares of common stock for $100,005 ($14.325 per share).

2. ACCOUNTING POLICIES

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results may differ from those estimates.

3. CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Additionally, the Fund follows an investment policy of investing primarily in New York Municipal Bonds. Economic changes affecting the state of New York and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

NOTE B -- INVESTMENT MANAGEMENT AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an Investment Management Agreement, the Fund pays Neuberger Berman Management Inc. ("Management") a monthly fee at an annualized rate of 0.25% of the Fund's average daily Managed Assets. Managed Assets means the total assets of the Fund less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation preference of any preferred shares outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

     Fiscal Period or Year Ended          % of Average
             October 31,                  Daily Net Assets
    ------------------------------------------------------
                 2002                         0.25%
             2003 - 2007                      0.25
                 2008                         0.20
                 2009                         0.15
                 2010                         0.10
                 2011                         0.05

Management has not agreed to waive any portion of its fees and expenses beyond October 31, 2011.

Pursuant to an administration agreement between Management and the Fund, the Fund has agreed to pay Management an administration fee payable on a monthly basis at the annual rate of 0.30% of the Fund's average daily Managed Assets. Additionally, Management retains State Street Corporation ("State Street") as its sub-administrator under a Sub Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or trustees of the Fund are also employees of Neuberger and/or Management.

NOTE C -- ORGANIZATION EXPENSES AND OFFERING COSTS:

Based on an estimated Fund offering of 5,000,000 shares, organization and offering costs are estimated to be $10,000 and $502,150, respectively. Management has agreed to pay all organizational expenses and the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.03 per share. Such amount to be paid by Management is estimated to be $352,150. The Fund will pay offering costs estimated at $150,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

NOTE D - FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.

                        FINANCIAL STATEMENTS (UNAUDITED)

                                               NEUBERGER BERMAN OCTOBER 31, 2002

SCHEDULE OF INVESTMENTS NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

PRINCIPAL AMOUNT                 SECURITY @                                                 RATING *               VALUE+
(000'S OMITTED)                                                                      MOODY'S        S&P   (000'S OMITTED)
TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (22.6%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
$ 2,920   New York City (NY) Ind. Dev. Agcy. Civic Fac. Rev.
          (Packer Collegiate Inst. Proj.), Ser. 2002, 5.00%, due 6/1/22                Aaa          AAA          $  2,949
    960   New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
          Ser. 1992 A, 5.88%, due 6/15/13                                              Aaa                          1,124
  2,025   New York City (NY) Transitional Fin. Au. Ref. Rev., Ser. 2002 C,
          5.25%, due 8/1/17                                                                         AAA             2,169
  2,410   New York St. Dorm. Au. Rev. (Rochester Institute of Technology),
          Ser. 2002 A, 5.25%, due 7/1/19                                               Aaa                          2,548
  3,000   Port Authority of NY & NJ Rev., Ser. 2002, 5.50%, due 12/15/12                            AAA             3,406
MUNICIPAL BOND INVESTORS ASSURANCE CORP.
  2,000   New York St. Dorm. Au. Insured Rev. (Long Island Jewish
          Med. Ctr.), Ser. 1998, 5.00%, due 7/1/18                                                  AAA             2,050
  1,980   New York St. Dorm. Au. Insured Rev. (New York Med. College),
          Ser. 1998, 5.00%, due 7/1/21                                                 Aaa          AAA             2,011
  1,000   Port Au. of NY & NJ Spec. Proj. Rev. (JFK Int'l. Arpt.
          Term. LLC Proj.), Ser. 1997-6, 6.00%, due 12/1/06                            Aaa          AAA             1,121
                                                                                                                 --------
                                                                                                                   17,378
                                                                                                                 --------
TAX-EXEMPT SECURITIES--OTHER (55.7%)
    585   Kenmore Village (NY) Hsg. Au. Std. Hsg. Rev. (St. Univ. of N.Y. at
          Buffalo Std. Apt. Proj.), Ser. 1999 A, 5.40%, due 8/1/12                    Baa1          AA                647
  2,000   Long Island Pwr. Au. (NY) Elec. Sys. Gen. Rev., Ser. 1998 A,
          5.50%, due 12/1/13                                                           Aaa          AAA             2,284
  1,000   Monroe Co. (NY) G.O. Pub. Imp. Ref. Rev., Ser. 1996, 6.00%,
          due 3/1/13                                                                   A3           AA-             1,171
    980   Monroe Co. (NY) Ind. Dev. Agcy. Std. Hsg. Rev., (Collegiate Hsg.
          Foundation - Rochester Institute of Technology Proj.), 5.25%,
          due 4/1/19                                                                  Baa3                            979
  1,000   New York City (NY) G.O., Ser. 1998 J, 5.00%, due 8/1/11                      A2            A              1,042
  1,500   New York City (NY) G.O., Ser. 2002 A, 5.50%, due 8/1/11                      A2            A              1,629
  2,000   New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
          Ser. 2002 D, 5.25%, due 6/15/15                                              Aa2          AA              2,170
  1,125   New York St. Dorm. Au. Cons. Rev. (City Univ. Sys.), Ser. 1995 A,
          5.63%, due 7/1/16                                                            A3           AA-             1,279
    250   New York St. Dorm. Au. Ref. Rev. (Brookdale Hosp.), Ser. 1998 J,
          5.20%, due 2/15/16                                                           A3           AA-               260
  2,985   New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group),
          Ser. 2001, 5.75%, due 7/1/14                                                 A3                           3,266
  2,000   New York St. Dorm. Au. Third Gen. Resolution Rev. (St. Univ. Ed.
          Fac. Issue), Ser. 2002 B, 5.25%, due 11/15/23                                A3           AA-             2,185
  3,000   New York St. Energy Res. & Dev. Au. Fac. Rev., Ser. 2001, 4.70%,
          due 6/1/36                                                                   A1           A+              3,000
  2,000   New York St. Env. Fac. Corp. Solid Waste Disp. Rev. (Waste
          Management, Inc. Proj.), Ser. 2002 A, 4.00%, due 5/1/12                                   BBB             2,003
  2,000   New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 1997-67,
          5.70%, due 10/1/17                                                           Aa1                          2,150
  2,500   New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 2002-105,
          4.25%, due 10/1/17                                                           Aa1                          2,412
  2,000   New York St. Pwr. Au. Rev., Ser. 2002 A, 5.25%, due 11/15/16                 Aa2          AA-             2,162
  1,325   New York St. Urban Dev. Corp. Proj. Ref. Rev. (Ctr. for Ind.
          Innovation), Ser. 1995, 6.25%, due 1/1/09                                    A3           AA-             1,517
  2,000   Niagara Co. (NY) Ind. Dev. Agcy. Civic Fac. Rev. (Niagara Univ.
          Proj. - Asset Guaranty Insured), Ser. 2001 A, 5.50%, due 11/1/16                          AA              2,150

PRINCIPAL AMOUNT                 SECURITY @                                                 RATING *               VALUE+
(000'S OMITTED)                                                                      MOODY'S        S&P   (000'S OMITTED)
$ 2,500   Niagara Co. (NY) Ind. Dev. Agcy. Solid Waste Disp. Fac. Ref. Rev.
          (American Ref.-Fuel Co. of Niagara), Ser. 2001 C, 5.63%,
          due 11/15/24                                                                Baa1          BBB          $  2,622
  2,000   Puerto Rico Children's Trust Tobacco Settlement Asset-Backed
          Rev., Ser. 2002, 5.38%, due 5/15/33                                          A1            A              1,923
  2,215   Triborough Bridge & Tunnel Au. (NY) Gen. Purp. Rev., Ser. 2001 A,
          5.00%, due 1/1/19                                                            Aa3          AA-             2,282
  2,390   TSASC, Inc. (NY) Tobacco Flexible Amortization Rev., Ser. 1999-1,
          5.70%, due 7/15/14                                                           A1            A              2,505
  1,000   Yonkers (NY) Ind. Dev. Agcy. Civic Fac. Rev. (Comm. Dev.
          Properties - Yonkers Inc.), Ser. 2001 A, 6.25%, due 2/1/16                  Baa3         BBB-             1,067
                                                                                                                 --------
                                                                                                                   42,705
                                                                                                                 --------
TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY LETTERS OF CREDIT (12.5%)
BANK OF NEW YORK
  2,000   New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
          Sub. Ser. 2002 C-3, 1.90%, VRDN due 6/15/18                                 VMIG1        A-1+             2,000
CHASE MANHATTAN BANK, N.A.
  3,100   New York City (NY) Hsg. Dev. Corp. Rev. (East 17th St.),
          Ser. 1993 A, 2.00%, VRDN due 1/1/23                                                      A-1+             3,100
DEXIA CREDIT LOCALE DE FRANCE
    600   New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
          Ser. 2000 C, 1.99%, VRDN due 6/15/33                                         P-1         A-1+               600
MORGAN GUARANTY TRUST CO.
    100   New York City (NY) G.O., Sub. Ser. 1993 E-2, 1.95%,
          VRDN due 8/1/21                                                             VMIG1        A-1+               100
  1,800   New York City (NY) G.O., Sub. Ser. 1994 E-2, 1.95%,
          VRDN due 8/1/20                                                             VMIG1        A-1+             1,800
  2,000   Port Au. of NY & NJ Versatile Structure Oblig. Rev., Ser. 1995-3,
          1.95%, VRDN due 6/1/20                                                      VMIG1        A-1+             2,000
                                                                                                                 --------
                                                                                                                    9,600
                                                                                                                 --------
TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY INSURANCE (18.4%)
FINANCIAL GUARANTY INSURANCE CO.
  4,500   New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
          Ser. 1994 C, 2.00%, VRDN due 6/15/23                                        VMIG1        A-1+             4,500
  1,000   New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
          Ser. 1994 G, 1.90%, VRDN due 6/15/24                                        VMIG1        A-1+             1,000
FINANCIAL SECURITY ASSURANCE INC.
  4,405   New York City (NY) G.O., Sub. Ser. 1994 H3, 1.90%,
          VRDN due 8/1/14                                                             VMIG1        A-1+             4,405
MUNICIPAL BOND INVESTORS ASSURANCE CORP.
    700   New York City (NY) G.O., Sub. Ser. 1994 B-3, 2.00%,
          VRDN due 8/15/04                                                            VMIG1        A-1+               700
  3,500   New York City (NY) G.O., Sub. Ser. 1994 B-4, 2.00%,
          VRDN due 8/15/23                                                            VMIG1        A-1+             3,500
                                                                                                                 --------
                                                                                                                   14,105
                                                                                                                 --------

          TOTAL INVESTMENTS (109.2%) (COST $83,747)                                                                83,788##
                                                                                                                 --------

          Liabilities, less cash, receivables and other assets [(9.2%)]                                            (7,082)
                                                                                                                 --------

          TOTAL NET ASSETS (100.0%)                                                                               $76,706
                                                                                                                 --------


See Notes to Schedule of Investments

Only notes related to Neuberger Berman New York Intermediate Municipal Fund Inc. are applicable to this filing.

NOTES TO SCHEDULE OF INVESTMENTS

+ Investment securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the directors of Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (individually a "Fund", collectively, the "Funds"), believe accurately reflects fair value. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

## At October 31, 2002, selected Fund information on a U.S. Federal income tax basis was as follows:

                                                                           GROSS            GROSS                   NET
                                                                      UNREALIZED       UNREALIZED            UNREALIZED
NEUBERGER BERMAN                                          COST      APPRECIATION     DEPRECIATION          APPRECIATION

CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.       $106,714,000          $511,000         $514,000              $(3,000)
INTERMEDIATE MUNICIPAL FUND INC.                   349,557,000         1,983,000        2,259,000             (276,000)
NEW YORK INTERMEDIATE MUNICIPAL FUND INC.           83,747,000           547,000          506,000               41,000


@ Municipal securities held by the Funds are within the four highest ratings categories (with respect to at least 80% of total assets) assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc., Standard & Poor's, or Fitch Investors Services, Inc. or, where not rated, are determined by the Funds' investment manager to be of comparable quality. Approximately 72%, 63%, and 49% of the municipal securities held by California, Intermediate, and New York, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

*    Credit ratings are unaudited.

++   Security is guaranteed by the corporate obligor.


See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

                                                                                             NEW YORK
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL CLOSED-END FUNDS                                 INTERMEDIATE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                               MUNICIPAL FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A)-SEE
     SCHEDULE OF INVESTMENTS                                                                 $83,788
     Cash                                                                                         27
-----------------------------------------------------------------------------------------------------
     Interest receivable                                                                         780
     Receivable for securities sold                                                               --
=====================================================================================================
TOTAL ASSETS                                                                                  84,595
=====================================================================================================
LIABILITIES
     Payable for securities purchased                                                          7,829
     Payable to administrator (Note B)                                                            18
-----------------------------------------------------------------------------------------------------
     Accrued expenses and other payables                                                          42
=====================================================================================================
TOTAL LIABILITIES                                                                              7,889
=====================================================================================================
NET ASSETS AT VALUE                                                                          $76,706
=====================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                                         $76,578
     Undistributed (dividends in excess of) net investment income                                 87
-----------------------------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation) in value of investments                           41
=====================================================================================================
NET ASSETS AT VALUE                                                                          $76,706
=====================================================================================================
SHARES OUTSTANDING ($.0001 PAR VALUE; 1,000,000,000 SHARES AUTHORIZED)                         5,357
=====================================================================================================
NET ASSET VALUE PER SHARE OUTSTANDING                                                        $ 14.32
=====================================================================================================
*COST OF INVESTMENTS                                                                         $83,747
=====================================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                                     NEW YORK
                                                                                 INTERMEDIATE
                                                                               MUNICIPAL FUND
                                                                          -------------------
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL CLOSED-END FUNDS                              For the
                                                                                  Period from
                                                                                September 27,
                                                                                         2002
                                                                                (Commencement
                                                                            of Operations) to
                                                                                  October 31,
(000'S OMITTED)                                                                          2002
INVESTMENT INCOME

Interest income                                                                         $154
=============================================================================================
EXPENSES:
Investment management fee (Note B)                                                        18
Administration fee (Note B)                                                               22
---------------------------------------------------------------------------------------------
Stock transfer agent fees                                                                  3
Auditing fees                                                                             22
Custodian fees (Note B)                                                                    9
---------------------------------------------------------------------------------------------
Shareholder reports                                                                        8
---------------------------------------------------------------------------------------------
Stock exchange listing fees                                                                1
Directors' fees and expenses                                                               3
Miscellaneous                                                                             --
=============================================================================================
Total expenses                                                                            86

Investment management fee waived and expenses reduced by custodian
   fee expense offset arrangement (Note B)                                               (19)
=============================================================================================
Total net expenses                                                                        67
=============================================================================================
Net investment income                                                                     87
=============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Change in net unrealized appreciation (depreciation) in value of:
       Investment securities (Note A)                                                     41
       ======================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $128
=============================================================================================

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2002

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    NEW YORK
                                                                                INTERMEDIATE
                                                                              MUNICIPAL FUND
                                                                          -------------------
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL CLOSED-END FUNDS                         Period from
                                                                               September 27,
                                                                                        2002
                                                                               (Commencement
                                                                           of Operations) to
                                                                                 October 31,
(000'S OMITTED)                                                                         2002
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                         $    87
Change in net unrealized appreciation (depreciation) of investments                       41
=============================================================================================
Net increase (decrease) in net assets resulting from operations                          128
=============================================================================================
FROM FUND SHARE TRANSACTIONS:
Proceeds from issuance of common shares                                               73,719
Proceeds from underwriters' over-allotment option exercised                            2,859
---------------------------------------------------------------------------------------------
Total proceeds from Fund share transactions                                           76,578
=============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                 76,706

NET ASSETS:
Beginning of period                                                                       --
=============================================================================================
End of period                                                                        $76,706
=============================================================================================
Accumulated undistributed net investment income at end of period                     $    87
=============================================================================================


See Notes to Financial Statements

Only notes related to Neuberger Berman New York Intermediate Fund are applicable to this filing.

NOTES TO FINANCIAL STATEMENTS  INTERMEDIATE MUNICIPAL CLOSED-END FUNDS

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (individually a "Fund", collectively, the "Funds") were organized as Maryland corporations on July 29, 2002. California and New York are registered as non-diversified, closed-end management investment companies and Intermediate is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund had no operations until September 27, 2002, other than matters relating to their organization and the sale on September 19, 2002 of 6,981 shares of common stock for $100,005 ($14.325 per share) from each Fund to Neuberger Berman LLC ("Neuberger"), the Funds' sub-adviser.

          The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

     3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

     4 FEDERAL INCOME TAXES: It is the intention of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve them from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

     5 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay dividends from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.

                                               NEUBERGER BERMAN OCTOBER 31, 2002

          Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statements of Assets and Liabilities.

          The Funds declared dividends from their net investment income which were paid December 16, 2002, to shareholders of record on November 18, 2002, with an ex-dividend date of November 14, 2002, as follows:

                                                           DIVIDEND PER SHARE
          CALIFORNIA                                                 $0.06250
          INTERMEDIATE                                                0.06625
          NEW YORK                                                    0.06500

          As of October 31, 2002, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    UNDISTRIBUTED  UNDISTRIBUTED     UNREALIZED           LOSS
                                       TAX-EXEMPT      LONG-TERM   APPRECIATION  CARRYFORWARDS
                                           INCOME           GAIN (DEPRECIATION)  AND DEFERRALS      TOTAL
          CALIFORNIA                     $ 96,547             $0       $ (2,566)            $0   $ 93,981
          INTERMEDIATE                    441,543              0       (276,028)             0    165,515
          NEW YORK                         87,508              0         40,553              0    128,061

          There were no significant differences between book basis and tax basis.

     6 EXPENSE ALLOCATION: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

     7 ORGANIZATION EXPENSES AND OFFERING COSTS: Management has agreed to pay all organizational expenses and the amount by which each Fund's offering costs for common stock (other than sales load) exceed $0.03 per share. Offering costs for common stock paid by each Fund were charged as a reduction of paid-in-capital at the completion of each Fund's offering and amounted to $198,209, $615,209, and $160,709 for California, Intermediate, and New York, respectively.

     8 CONCENTRATION OF RISK: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. The investment policies of California and New York involve investing substantially all of their assets in California and New York municipal bonds, respectively. This policy makes those funds more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equals the total assets of the Fund less liabilities, other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation preference of any preferred shares outstanding is not considered a liability.

          Management has contractually agreed to waive a portion of the management fees it is entitled to receive from each Fund at the following annual rates:

                       FISCAL PERIOD OR YEAR ENDED              % OF AVERAGE
                               OCTOBER 31,                  DAILY MANAGED ASSETS
          --------------------------------------------------------------------------------------
                               2002 - 2007                          0.25%
                                  2008                              0.20
                                  2009                              0.15
                                  2010                              0.10
                                  2011                              0.05

          Management has not agreed to waive any portion of its fees beyond October 31, 2011.

          For the period ended October 31, 2002, such waived fees amounted to $21,955, $67,982, and $17,878 for California, Intermediate, and New York, respectively.

          Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets.

          Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

          Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or directors of each Fund are also employees of Neuberger and/or Management.

          Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $1,289, $993, and $696 for California, Intermediate, and New York, respectively.

                                               Neuberger Berman october 31, 2002

          NOTE C--SECURITIES TRANSACTIONS:

          During the period ended October 31, 2002, there were purchase and sale transactions (excluding short-term securities) as follows:

                                                Purchases          Sales
                                                ---------          -----

          California                            $ 52,677,000        $0
          Intermediate                           208,096,000         0
          New York                                60,056,000         0


          NOTE D--CAPITAL:

          At October 31, 2002, the shares outstanding and the shares owned by Neuberger for each Fund were as follows:

                                                COMMON SHARES    COMMON SHARES OWNED
                                                  OUTSTANDING           BY NEUBERGER
          CALIFORNIA                                6,606,981                  6,981
          INTERMEDIATE                             20,506,981                  6,981
          NEW YORK                                  5,356,981                  6,981

          Transactions in common shares of capital stock for the period ended October 31, 2002, were as follows:

                                        SHARES ISSUED IN CONNECTION WITH:

                                                             UNDERWRITERS'       REINVESTMENT OF      NET INCREASE
                                        INITIAL PUBLIC   EXERCISE OF OVER-         DIVIDENDS AND         IN SHARES
                                              OFFERING    ALLOTMENT OPTION         DISTRIBUTIONS       OUTSTANDING
          CALIFORNIA                         6,306,981             300,000                     -         6,606,981
          INTERMEDIATE                      19,506,981           1,000,000                     -        20,506,981
          NEW YORK                           5,156,981             200,000                     -         5,356,981

          NOTE E--USE OF LEVERAGE:

          Subject to market conditions, each Fund intends to offer Preferred Shares representing approximately 38% of each Fund's capital after issuance. The Funds also may add leverage to the portfolio through the utilization of derivative instruments. The Funds may issue Preferred Shares so long as after their issuance the liquidation value of the Preferred Shares, plus the aggregate amount of senior securities representing indebtedness, does not exceed 50% of each Fund's capital. Once Preferred Shares are issued and/or other forms of leverage are used, the net asset value and market price of the common shares and the yield to common stockholders will be more volatile.

                                                                      APPENDIX A



           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

        FORM OF ARTICLES SUPPLEMENTARY CREATING AND FIXING THE RIGHTS OF

                AUCTION MARKET PREFERRED SHARES, SERIES A AND B




                              ("PREFERRED SHARES")

                               TABLE OF CONTENTS



                                                                            Page
                                                                            ----

DESIGNATION..................................................................1

DEFINITIONS..................................................................2

PART I......................................................................20

  1. NUMBER OF AUTHORIZED SHARES............................................20

  2. DIVIDENDS..............................................................20

    (a)  RANKING............................................................20

    (b)  CUMULATIVE CASH DIVIDENDS..........................................20

    (c)  DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE...................20

    (d)  DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF......................20

    (e)  DIVIDEND RATES AND CALCULATION OF DIVIDENDS........................21

    (f)  CURING A FAILURE TO DEPOSIT........................................23

    (g)  DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT.........................23

    (h)  AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS
         BY FUND............................................................23

    (i)  DIVIDENDS PAID TO HOLDERS..........................................23

    (j)  DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED
         BUT UNPAID DIVIDENDS...............................................23

    (k)  DIVIDENDS DESIGNATED AS EXEMPT-INTEREST
         DIVIDENDS..........................................................23

  3. GROSS-UP PAYMENTS......................................................24

    (a)  MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS
         OF 28 RATE PERIOD DAYS OR FEWER....................................24

    (b)  SPECIAL RATE PERIODS OF MORE THAN 28 RATE
         PERIOD DAYS........................................................24

    (c)  NO GROSS-UP PAYMENTS IN THE EVENT OF A
         REALLOCATION.......................................................24

  4. DESIGNATION OF SPECIAL RATE PERIODS....................................24

    (a)  LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE
         PERIOD.............................................................24

    (b)  ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD........................25

    (c)  NOTICE OF PROPOSED SPECIAL RATE PERIOD.............................25

    (d)  NOTICE OF SPECIAL RATE PERIOD......................................25

    (e)  FAILURE TO DELIVER NOTICE OF SPECIAL RATE
         PERIOD.............................................................26

  5. VOTING RIGHTS..........................................................26

    (a)  ONE VOTE PER SHARE OF PREFERRED SHARES.............................26

    (b)  VOTING FOR ADDITIONAL DIRECTORS....................................27

    (c)  HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN
         OTHER MATTERS......................................................28

    (d)  BOARD MAY TAKE CERTAIN ACTIONS WITHOUT
         STOCKHOLDER APPROVAL...............................................29

    (e)  RELATIVE RIGHTS AND PREFERENCES....................................30

    (f)  NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING..........................30

    (g)  VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S
         FAILURE TO PAY DIVIDENDS...........................................30

    (h)  HOLDERS ENTITLED TO VOTE...........................................30

  6. 1940 ACT PREFERRED SHARES ASSET COVERAGE...............................30

  7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT..............................30

  8. RESERVED...............................................................32

  9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS......................32

    (a)  DIVIDENDS ON SHARES OTHER THAN PREFERRED SHARES....................32

    (b)  DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT
         TO COMMON SHARES UNDER THE 1940 ACT................................33

    (c)  OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS............33

  10. RESERVED..............................................................34

  11. REDEMPTION............................................................34

    (a)  OPTIONAL REDEMPTION................................................34

    (b)  MANDATORY REDEMPTION...............................................35

    (c)  NOTICE OF REDEMPTION...............................................36

    (d)  NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES..........................36

    (e)  ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION..........................36

    (f)  AUCTION AGENT AS DIRECTOR OF REDEMPTION
         PAYMENTS BY FUND...................................................37

    (g)  SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN
         GIVEN ARE NO LONGER OUTSTANDING....................................37

    (h)  COMPLIANCE WITH APPLICABLE LAW.....................................37

    (i)  ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED........................38

  12 LIQUIDATION RIGHTS.....................................................38

    (a)  RANKING............................................................38

    (b)  DISTRIBUTIONS UPON LIQUIDATION.....................................38

    (c)  PRO RATA DISTRIBUTIONS.............................................38

    (d)  RIGHTS OF JUNIOR SHARES............................................38

    (e)  CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION........................39

  13. FUTURES AND OPTIONS TRANSACTIONS: FORWARD COMMITMENTS.................39

  14. MISCELLANEOUS.........................................................44

     (a)  RESERVED..........................................................44

     (b)  NO FRACTIONAL SHARES..............................................44

     (c)  STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED
          OR OTHERWISE ACQUIRED BY THE FUND.................................44

     (d)  BOARD MAY RESOLVE AMBIGUITIES.....................................44

     (e)  HEADINGS NOT DETERMINATIVE........................................44

     (f)  NOTICES...........................................................44

PART II.....................................................................44

  1. ORDERS.................................................................44

  2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT................46

  3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID
     RATE AND APPLICABLE RATE...............................................48

  4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND
     SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.........................50

  5. NOTIFICATION OF ALLOCATIONS............................................52

  6. AUCTION AGENT..........................................................52

  7. TRANSFER OF PREFERRED SHARES...........................................53

  8. GLOBAL CERTIFICATE.....................................................53

     NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC., a Maryland corporation (the "Fund"), certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Fund by Article Sixth of the Fund's Articles of Incorporation (which, as restated, amended or supplemented from time to time are, together with these Articles Supplementary, herein called the "Charter"), the Board of Directors has, by resolution, reclassified from the unissued common stock of the Fund and authorized the issuance of 1,500 shares of auction market preferred shares, Series A and 1,500 shares of auction market preferred shares, Series B, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared).

     SECOND: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and other rights and limitation of the shares of the auction rate preferred shares, Series A, Series B and each other series of auction rate preferred shares now or hereafter described in this Articles Supplementary are as set forth in this Articles Supplementary.

     THIRD: That to the extent permitted by Maryland law, any provisions of the Articles of Incorporation that conflict with or are inconsistent with the provisions of the Articles Supplementary are hereby amended to conform to the terms of these Articles Supplementary.

                                  DESIGNATION

     Series A: 1,500 shares of preferred stock, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction market preferred shares, Series A ("Series A Shares"). Each Series A Share shall have an Applicable Rate for its Initial Rate Period equal to 1.15% per annum and an initial Dividend Payment Date of January 15, 2003.

     Series B: 1,500 shares of preferred stock, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction market preferred shares, Series B ("Series B Shares" and, together with Series A Shares, "Preferred Shares"). Each Series B Share shall have an Applicable Rate for its Initial Rate Period equal to 1.15% per annum and an initial Dividend Payment Date of January 14, 2003.

     Preferred Shares may be marketed under the name "auction market preferred shares" or "AMPS" or such other name as the Board of Directors may approve from time to time.

     Each Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Part I and Part II of these Articles Supplementary. Subject to the provisions of Section 5(c) of Part I hereof, the Board of Directors of the Fund may, in the future, reclassify additional shares of the Fund's capital stock as Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the Initial Rate Period, its initial Payment Date and any other changes in the terms herein set forth shall be as set forth in the Articles Supplementary reclassifying such shares as Preferred Shares.

     Capitalized terms used in Part I and Part II of these Articles Supplementary shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions" section immediately following, unless the context otherwise requires.

                                  DEFINITIONS

     As used in Parts I and II of these Articles Supplementary, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     (a) ""AA" COMPOSITE COMMERCIAL PAPER RATE" on any date for any Rate Period of shares of a series of Preferred Shares, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Financial Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and
(B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the interest equivalent of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; and (8) in the case of a Special Rate Period of 183 or more Rate Period Days, the Treasury Rate which most closely matches the Special Rate Period; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

     (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of these Articles Supplementary.

     (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that for purposes of these Articles Supplementary no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors, or executive officers of which is a Director of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Director of the Fund.

     (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

     (e) Intentionally left blank.

     (f) "ANNUAL VALUATION DATE" shall mean the last Business Day of December of each year.

     (g) "APPLICABLE RATE" shall have the meaning specified in subparagraph
(e)(i) of Section 2 of Part I of these Articles Supplementary.

     (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

     (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     (j) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of these Articles Supplementary.

     (k) "AUCTION DATE" with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

     (l) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of these Articles Supplementary.

     (m) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (n) "BENCHMARK RATE" shall have the meaning specified in paragraph (b)(iii) of Section 3 of Part II of these Articles Supplementary.

     (o) "BENEFICIAL OWNER" with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

     (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

     (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in
Part II of these Articles Supplementary, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

     (t) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these Articles Supplementary.

     (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

     (v) "CHARTER" shall have the meaning specified on the first page of these Articles Supplementary.

     (w) "CLOSING TRANSACTION" shall have the meaning specified in paragraph
(a)(i)(A) of Section 13 of Part I of these Articles Supplementary.

     (x) "CODE" means the Internal Revenue Code of 1986, as amended.

     (y) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

     (z) "COMMON SHARES" shall mean the outstanding shares of common stock, par value $.0001 per share, of the Fund.

     (aa) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or 1940 Act Cure Date, as the case may be.

     (bb) "DATE OF ORIGINAL ISSUE" with respect to shares of a series of the Preferred Shares, shall mean the date on which the Fund initially issued such shares.

     (cc) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least P-1, MIG-1 or VMIG-1 by Moody's or F1 by Fitch.

     (dd) "DISCOUNTED VALUE" as of any Valuation Date, shall mean, (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the lesser of the Market Value or par value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or Moody's Discount Factor for a Moody's Eligible Asset, or (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or next call price thereof, including any call premium, divided by (2) the Fitch Discount Factor for Fitch Eligible Assets or the Moody's Discount Factor for Moody's Eligible Assets.

     (ee) "DIVIDEND PAYMENT DATE" with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of these Articles Supplementary.

     (ff) "DIVIDEND PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of a series of Preferred Shares to but excluding the initial Dividend Payment Date for shares of such series then any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

     (gg) "EXISTING HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

     (hh) "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

     (ii) "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (jj) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Fitch Volatility Factor" and "Moody's Volatility Factor."

     (kk) "FITCH" shall mean Fitch Ratings and its successors.

     (ll) "FITCH DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below.

                              RATING CATEGORY


EXPOSURE PERIOD                  AAA*   AA*    A*     BBB*    F1**   UNRATED***
7 weeks.....................     151%   159%  166%    173%    136%     225%

8 weeks or less
but greater than 7 weeks....     154%  161%   168%    176%    137%     231%

9 weeks or less
but greater than 8 weeks....     158%  163%   170%    177%    138%     240%

      *   Fitch rating (or, if not rated by Fitch, see (mm) below).

      ** Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see (mm) below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

      *** Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see (mm) below) or unrated, not to exceed 10% of Fitch Eligible Assets.

     Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F1 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

     Notwithstanding the foregoing, inverse floating rate structured securities, including primary market and secondary market residual interest bonds, may constitute no more than 10% of the Discounted Value of Fitch Eligible Assets. The Fitch Discount Factor for such securities shall be the product of (x) the percentage determined by reference to the rating on the security underlying such inverse floating rate structured securities multiplied by (y) 1.25.

     (mm) "FITCH ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BB or B (for the purposes of this definition only, "Other Securities") may comprise no more than 4% of total Fitch Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated BBB by Fitch may comprise no more than 6% of total Fitch Eligible Assets; such Other Securities and BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Fitch, may comprise no more than 10% of total Fitch Eligible Assets; and such Other Securities, and BBB and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated AA by Fitch, may comprise no more than 20% of total Fitch Eligible Assets. For purposes of the foregoing sentence any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities issued by issuers located within a single county may comprise no more than 12% of total Fitch Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same county and rated BBB by Fitch, may comprise no more than 20% of total Fitch Eligible Assets; such Other Securities, BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated A by Fitch, may comprise no more than 40% of total Fitch Eligible Assets; and such Other Securities and BBB and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated AA by Fitch, may comprise no more than 60% of total Fitch Eligible Assets. For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated including cash. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days, otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the Preferred Shares) has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities.

     (nn) "FITCH HEDGING TRANSACTION" shall have the meaning specified in paragraph 13(b)(1) of Part I of these Articles Supplementary.

     (oo) "FITCH VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; and (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Fitch Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

     FEDERAL TAX RATE INCREASE            FITCH VOLATILITY FACTOR
                 5%                                 295%
                10%                                 317%
                15%                                 341%
                20%                                 369%
                25%                                 400%
                30%                                 436%
                35%                                 477%
                40%                                 525%

     (pp) "FORWARD COMMITMENTS" shall have the meaning specified in paragraph
(a)(iv) of Section 13 of Part I of these Articles Supplementary.

     (qq) "FUND" shall mean the entity named on the first page of these Articles Supplementary, which is the issuer of the Preferred Shares.

     (rr) "GROSS-UP PAYMENT" means payment to a Holder of shares of a series of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been retained by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of a series of Preferred Shares is subject to the AMT with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of a series of Preferred Shares at the maximum marginal regular Federal personal income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

     (ss) "HOLDER" with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

     (tt) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

     (uu) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

     (vv) "INITIAL RATE PERIOD" shall be the period from and including the Date of Original Issue to but excluding January 14, 2002, with respect to Series A Shares and January 13, 2002, with respect to Series B Shares.

     (ww) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security, which is equal to the yield on an equivalent interest-bearing security.

     (xx) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

     (yy) "LATE CHARGE" shall have the meaning specified in subparagraph
(e)(1)(B) of Section 2 of Part I of these Articles Supplementary.

     (zz) "LIQUIDATION PREFERENCE" with respect to a given number of Preferred Shares, means $25,000 times that number.

     (aaa)"MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined in accordance with the Pricing Procedures of the Neuberger Berman Funds.

     (bbb)"MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY" as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

     (ccc)"MAXIMUM RATE" for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean:

     (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of these Articles Supplementary, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

     (A) the dividend rate on shares of such series for the then-ending Rate Period; and

     (B) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

     (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of these Articles Supplementary, the product of (A) the higher of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days and (B) the Rate Multiple on such Auction Date.

     (ddd)"MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days for Series A Shares and 28 Rate Period Days for Series B Shares.

     (eee)"MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

     (fff)"MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                 RATING CATEGORY

--------------------------------------------------------------------------------
EXPOSURE       Aaa*  Aa*   A*   Baa* OTHER** (V)MIG-1*** SP-1+**** UNRATED*****
PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7 weeks.....   151%  159%  166% 173%   187%     136%      148%      225%

8 weeks or
less but
greater than
7 weeks.....    154   161   168  176    190      137       149       231

9 weeks or
less but
greater than
8 weeks.....    158   163   170  177    192      138       150       240

--------------------


      *        Moody's rating.

      **       Municipal Obligations not rated by Moody's but rated at least BBB by S&P.

      ***      Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, including taxable short-term obligations rated P-1.

      ****     Municipal Obligations not rated by Moody's but rated A-1+ or
SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

      *****    Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P not to exceed 10% of Moody's Eligible Assets.

     Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

     Notwithstanding the foregoing, inverse floating rate structured securities, including primary market and secondary market residual interest bonds, may constitute no more than 10% of the Discounted Value of Moody's Eligible Assets. The Moody's Discount Factor for such securities shall be the product of (x) the percentage determined by reference to the rating on the security underlying such inverse floating rate structured securities multiplied by (y) 1.25.

     (ggg)"MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody's rating, as applicable, suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, Ba or B by Moody's or not rated by S&P and Moody's (for the purposes of this definition only, "Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities issued by issuers located within a single county may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within a single county and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within a single county and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within a single county and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements and applying the applicable Moody's Discount Factor, if a Municipal Obligation is not rated by Moody's but is rated by S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Moody's rating which is one full rating category lower than its S&P rating; a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P; Moody's Eligible Assets should be calculated including cash. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Moody's

Eligible Asset and agrees to sell it at a future date, such Moody's Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days; otherwise, such Moody's Eligible Asset shall be valued at the Discounted Value of such Moody's Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any Liens, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's (if Moody's is then rating the Preferred Shares) has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset,
(b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities.

     (hhh)"MOODY'S HEDGING TRANSACTION" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of these Articles Supplementary.

     (iii)"MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:


     FEDERAL TAX RATE INCREASE               VOLATILITY FACTOR
     -------------------------               -----------------
                 5%                                 295%
                10%                                 317%
                15%                                 341%
                20%                                 369%
                25%                                 400%
                30%                                 436%
                35%                                 477%
                40%                                 525%

     (jjj)"MUNICIPAL INDEX" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of these Articles Supplementary.

     (kkk)"MUNICIPAL OBLIGATIONS" shall mean any and all instruments that pay interest or make other distributions that are exempt from regular Federal income tax and in which the Fund may invest consistent with the investment policies and restrictions contained in its registration statement on Form N-2 (333-100905) ("Registration Statement"), as the same may be amended from time to time.

     (lll)"1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

     (mmm) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of these Articles Supplementary) as of the last Business Day of each month, shall mean the last Business Day of the following month.

     (nnn)"1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

     (ooo)"NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of these Articles Supplementary.

     (ppp)"NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of a series of Preferred Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of these Articles Supplementary.

     (qqq)"ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

     (rrr)"OTHER SECURITIES" shall have the meaning specified, as applicable, in the definitions of "Fitch Eligible Assets" and "Moody's Eligible Assets" above.

     (sss)"OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

     (ttt)"PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     (uuu)"POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

     (vvv)"POTENTIAL HOLDER," with respect to Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares.

     (www)"PREFERRED SHARES" shall have the meaning set forth on the first page of these Articles Supplementary.

     (xxx)"PREFERRED SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred stock outstanding on such date multiplied by the liquidation preference of such shares) plus any redemption premium applicable to Preferred Shares (or other preferred stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first Dividend Payment Date for Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on shares of each series Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the greater of the Moody's Volatility Factor (if Moody's is then rating the Preferred Shares) and the Fitch Volatility Factor (if Fitch is then rating the Preferred Shares) applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to such shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the greater of the Moody's Volatility Factor and Fitch Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective articles supplementary establishing and fixing the rights and preferences of such other preferred stock) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred stock other than Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred stock other than Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of Preferred Shares (and similar amounts payable in respect of other preferred stock pursuant to provisions similar to those contained in
Section 3 of Part I of this Charter) as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(G) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through
(i)(G).

     (yyy)"PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of these Articles Supplementary) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

     (zzz)"PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer, Assistant Treasurer, Controller, Assistant Controller or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

     (aaaa) "PRICING SERVICE" shall mean any pricing service designated from time to time in accordance with the Fund's pricing procedures.

     (bbbb) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each March, June, September and December of each year, commencing on December 31, 2002.

     (cccc) "RATE MULTIPLE," for Preferred Shares on any Auction Date, shall mean the percentage, determined as set forth in the columns below (depending on whether the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to such shares prior to the Auction establishing the Applicable Rate for such shares as provided in these Articles Supplementary) and based on the lower of the credit rating or ratings assigned, at the close of business on the Business Day next preceding such Auction Date, to shares of such Preferred Shares by Moody's or Fitch (or if Moody's and Fitch shall not make such rating available, the equivalent of either or both of such ratings by S&P or a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) that acts as a substitute rating agency in respect of Preferred Shares) (the Fund taking all reasonable action to enable such rating agency to provide a rating for such shares):

CREDIT RATING                           APPLICABLE           APPLICABLE
                                        PERCENTAGE           PERCENTAGE-
                                      NO NOTIFICATION       NOTIFICATION

MOODY'S             FITCH

Aa3 or higher       AA- or higher         110%                 150%
-------------       -------------         ----                 ----

A3 to A1            A- to A+              125%                 160%
-------------       -------------         ----                 ----
Baa3 to Baa1        BBB- to BBB+          150%                 250%
-------------       -------------         ----                 ----
Ba3 to Ba1          BB- to BB+            200%                 275%
-------------       -------------         ----                 ----
Below Ba3           Below BB-             250%                 300%
-------------       -------------         ----                 ----

     (dddd) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of such shares that have a Moody's rating of Aaa (if Moody's is then rating the Preferred Shares) and a Fitch long-term debt rating of AAA (if Fitch is then rating the Preferred Shares) and any Subsequent Rate Period, including any Special Rate Period, of Preferred Shares.

     (eeee) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of these Articles Supplementary or paragraph (b) of Section 4 of Part I of these Articles Supplementary.

     (ffff) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean for purposes of calculation of Moody's Eligible Assets and Fitch Eligible Assets as of any Valuation Date, no more than the aggregate of the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

     (gggg) "REDEMPTION PRICE" shall mean the applicable redemption price specified in Section 11 of Part I of these Articles Supplementary.

     (hhhh) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer, (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

     (iiii) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

     (jjjj) "S&P" shall mean Standard & Poor's Ratings Services and its successors.

     (kkkk) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

     (llll) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

     (mmmm) "SPECIAL RATE PERIOD," with respect to Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of these Articles Supplementary.

     (nnnn) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of these Articles Supplementary.

     (oooo) "SUBMISSION DEADLINE" shall mean 1:30 P.M., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     (pppp) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (qqqq) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (rrrr) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (ssss) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (tttt) "SUBSEQUENT RATE PERIOD," with respect to Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of Preferred Shares to but excluding the next Dividend Payment Date for Preferred Shares and any period thereafter from and including one Dividend Payment Date for Preferred Shares to but excluding the next succeeding Dividend Payment Date for Preferred Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

     (uuuu) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean Credit Suisse First Boston or Morgan Stanley & Co., Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

     (vvvv) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean Credit Suisse First Boston or Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

     (wwww) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (xxxx) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of Part I of these Articles Supplementary.

     (yyyy) "TAXABLE INCOME" shall have the meaning specified in paragraph
(b)(iii) of Section 3 of Part II of these Articles Supplementary.

     (zzzz) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any comparable index (the "Kenny Index") (provided, however, that any such comparable index must be approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch

(if Fitch is then rating the Preferred Shares)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., Eastern time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., Eastern time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

     (aaaaa) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

     (bbbbb) "TREASURY BILL RATE," on any date for any Rate Period, shall mean
(i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer of U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

     (ccccc) "TREASURY FUTURES" shall have the meaning specified in paragraph
(a)(i) of Section 13 of Part I of these Articles Supplementary.

     (ddddd) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

     (eeeee) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

     (fffff) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Governme`nt Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities Dealer selected by the Fund as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government Securities Dealer.

     (ggggg) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month.

     (hhhhh) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of these Articles Supplementary.

     (iiiii) "WINNING BID RATE" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of these Articles Supplementary.

                                     PART I

     1. NUMBER OF AUTHORIZED SHARES. The number of authorized shares constituting the Series A Shares is 1,500, of which 965 shares will be issued on December 13, 2002. The number of authorized shares constituting the Series B Shares is 1,500, of which 965 shares will be issued on December 13, 2002.

     2.   DIVIDENDS.

     (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with any other series of preferred stock as to the payment of dividends by the Fund.

     (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of a series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor in accordance with the Charter and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this
Section 2, and no more (except to the extent set forth in Section 3 of this Part
I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

     (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on Preferred Shares of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

     (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. Dividends shall be payable for the Initial Rate Period on January 15, 2003, with respect to Series A Shares, and January 14, 2003, with respect to Series B Shares, and, if declared by the Board of Directors (which declaration may be by a single resolution for multiple such dates), on each seventh day thereafter (or after the Dividend Payment Date with respect to an intervening Special Rate Period), with respect to Series A Shares, and each twenty-eighth day thereafter (or after the Dividend Payment Date with respect to an intervening Special Rate Period), with respect to Series B Shares (each date being a "Dividend Payment Date"); provided, however, that:

     (i) if the day on which dividends would otherwise be payable on Preferred Shares is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day, and

     (ii) notwithstanding this paragraph (d) of Section 2, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 7 Rate Period Days, with respect to Series A Shares, and 28 Rate Period Days, with respect to Series B Shares; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment

Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

     (e)  DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

     (i) DIVIDEND RATES. The dividend rate on shares of a series of Preferred Shares during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation." The initial dividend rate on any series of preferred stock subsequently established by the Fund shall be the rate set forth in or determined in accordance with the resolutions of the Board of Directors establishing such series. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

     (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate of such series on the Auction Date therefor;

     (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph
(c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held, in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

     (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any

Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period for shares of such series shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "Ba3"/BB"); or

     (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, Eastern time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held with respect to shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "Ba3"/BB") (the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

     (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends on shares of such series shall be payable shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days for Series A Shares or 28 Rate Period Days for Series B Shares and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

     (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, Eastern time, on the Business Day next preceding each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

     (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

     (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

     (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

     (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on Preferred Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

     3. GROSS-UP PAYMENTS. Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

     (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of these Articles Supplementary (such allocation being referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the record books of the Fund.

     (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on Preferred Shares, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the record books of the Fund.

     (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

     4.   DESIGNATION OF SPECIAL RATE PERIODS.

     (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Fitch (if Fitch is then rating the series of Preferred Shares) and Moody's (if Moody's is then rating the series of Preferred Shares) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Fitch (if Fitch is then rating the series of Preferred Shares) and Moody's (if Moody's is then rating the series of Preferred Shares) with such documents as either may request. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount.

     (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Wednesday that is a Business Day in case of Series A Shares or (b) a Tuesday that is a Business Day in case of Series B Shares, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day in the case of Series A Shares, or (b) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day in the case of Series B Shares.

     (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this
Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

     (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

     (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof,
(B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction (other than because all Outstanding shares of such series are subject to Submitted Hold Orders), (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period, (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such

Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating the series in question) and Fitch Eligible Assets (if Fitch is then rating the series in question) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein) and (F) that if all applicable Outstanding Preferred Shares are subject to Submitted Hold Orders, then the Rate Period following the Auction will automatically be the same length as the preceding Rate Period; or

     (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

     (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph
(d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

     5.   VOTING RIGHTS.

     (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of Stockholders of the Fund, and (ii) the holders of outstanding shares of preferred stock, including Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the Stockholders of the Fund held for the election of Directors, the holders of outstanding shares of preferred stock, including Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors), each share of preferred stock, including each Preferred Share, entitling the holder thereof to one vote; provided, further, that if the Board of Directors shall be divided into one or more classes, the Board of Directors shall determine to which class or classes the Directors elected by the holders of preferred stock shall be assigned and the holders of the preferred stock shall only be entitled to elect the Directors so designated as being elected by the holders of the preferred stock when their term shall have expired; provided, finally, that such Directors appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Directors. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and shares of preferred stock, including Preferred Shares, voting together as a single class, shall elect the balance of the Directors.

     (b)  VOTING FOR ADDITIONAL DIRECTORS.

     (i) VOTING PERIOD. Except as otherwise provided in the Charter or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred stock, including Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of preferred stock, including Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of stock of the Fund), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

     (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding shares of preferred stock, including Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

     (B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the Directors of the Fund.

     Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

     (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred stock, including Preferred Shares, to elect additional Directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred stock, including Preferred Shares, held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of stock of the Fund), shall be entitled to elect the number of Directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

     (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are Directors of the Fund at the time of a special meeting of Holders and holders of other shares of preferred stock of the Fund to elect Directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Directors elected by the Holders and such other holders of shares of preferred stock of the Fund and the remaining incumbent Directors elected by the holders of the Common Shares and preferred stock, including Preferred Shares, shall constitute the duly elected Directors of the Fund.

     (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders and holders of other shares of preferred stock of the Fund pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining Directors shall constitute the Directors of the Fund and the voting rights of the Holders and such other holders to elect additional Directors pursuant to subparagraph (b)(i) of this
Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

     (c)  HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

     (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 13 of this Part I, the Board of Directors, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of Preferred Shares, or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or Fitch is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $65,000,000) or (b) amend, alter or repeal the provisions of the Charter, or these Articles Supplementary, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of a share of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

     (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the Holders a "majority of the outstanding" (as such term is defined in the 1940 Act) preferred stock of the Fund, including Preferred Shares, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

     (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT STOCKHOLDER APPROVAL. The Board of Directors may, without the vote or consent of the Holders of the Preferred Shares, or any other stockholder of the Fund, from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of the Articles Supplementary viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Board of Directors receives confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares):


Annual Valuation Date               Market Value
Accountant's Confirmation           Maximum Potential Additional Dividend
                                    Liability
Annual Valuation Date               Moody's Discount Factor
Closing Transaction                 Moody's Eligible Assets
Deposit Securities                  Moody's Hedging Transactions
Discounted Value Exposure Period    Moody's Volatility Factor Municipal Bonds
Fitch Discount Factor               Municipal Index
Fitch Eligible Assets               Quarterly Valuation Date
Fitch Hedging Transactions          Receivables for Municipal Obligations Sold

Fitch Volatility Factor             Preferred Shares Basic Maintenance Amount
Forward Commitments                 Preferred Shares Basic Maintenance Cure Date
Hedging Transactions                Preferred Shares Basic Maintenance Report
Independent Accountant              Treasury Futures
1940 Act Preferred Shares Asset     Valuation Date
Coverage
1940 Act Cure Date

     (e) RELATIVE RIGHTS AND PREFERENCES. Unless otherwise required by law or provided elsewhere in the Charter, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

     (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

     (g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 5.

     (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, no Holder shall be entitled to vote any share of Preferred Shares and no share of Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of Preferred Shares held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

     6. 1940 ACT PREFERRED SHARES ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any share of Preferred Shares is outstanding, the 1940 Act Preferred
Shares Asset Coverage.

     7.   PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

     (a) So long as Preferred Shares are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares).

     (b) On or before 5:00 P.M., Eastern time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares),

Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either Fitch or Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) as of the last Business Day of each month, and (ii) Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), in each case on or before the seventh Business Day after such day. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

     (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date that is also an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either Fitch or Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Annual Valuation Date),
(ii) that, in such Report (and in such randomly selected Report), the Fund correctly determined in accordance with these Articles Supplementary whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Report (and in such randomly selected Report), the Fund determined whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Articles Supplementary, with respect to the Fitch ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved in writing by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved in writing by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, that the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Fund has satisfied the requirements of Section 13 of this Part I of these Articles Supplementary (such confirmation is herein called the "Accountant's Confirmation").

     (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Fitch (if Fitch is then rating the shares of series in question), Moody's (if Moody's is then rating the series in question) and the Auction Agent (if either Fitch or Moody's is then rating the series in question) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

     (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Fund was determined by the Independent Accountant, then in the absence of manifest error the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Fitch (if Fitch is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either Fitch or Moody's is then rating the Preferred Shares) promptly following receipt by the Fund of such Accountant's Confirmation.

     (f) On or before 5:00 p.m., Eastern time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

     (g) On or before 5:00 p.m., Eastern time, on the seventh Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Fitch Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount on any valuation date is less than or equal to 105% or (iii) whenever requested by Moody's or Fitch, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of either such event.

     8.   RESERVED.

     9.   RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

     (a) DIVIDENDS ON SHARES OTHER THAN PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of stock of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of stock of the Fund ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of shares of stock ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

     (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

     (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph
(a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

     10.  RESERVED.

     11.  REDEMPTION.

     (a)  OPTIONAL REDEMPTION.

     (i) Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 250 shares of such series of Preferred Shares remain outstanding; (2) shares of a series of Preferred Shares are redeemable by the Fund during the Initial Rate Period only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

     (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

     (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders or by such other method that the Board of Directors deems fair and equitable.

     (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such

Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

     (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Fund shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred stock of the Fund. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Discount Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor and Fitch Discount Factor herein.

     (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the Preferred Shares, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred stock the redemption or retirement of which would have had such result, all Preferred Shares and other preferred stock then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the

Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred stock (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Preferred Shares and other preferred stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those Preferred Shares and other preferred stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders or by such other method that the Board of Directors deems fair and equitable.

     (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for the shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

     (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the

Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

     (f) AUCTION AGENT AS DIRECTOR OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

     (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

     (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

     (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

     (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 11, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any holder of the relevant series of Preferred Shares, and (ii) the Fund receives notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to the Preferred Shares.

     12.  LIQUIDATION RIGHTS.

     (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of preferred stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

     (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its Stockholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this
Part I in connection with the liquidation of the Fund. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

     (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

     (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any corporation nor the merger or consolidation of any corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

     13.  FUTURES AND OPTIONS TRANSACTIONS: FORWARD COMMITMENTS.

     (a)  If Moody's is rating any Preferred Shares, then:

     (i) For so long as any Preferred Shares are rated by Moody's, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Moody's, except that the Fund may purchase or sell exchange-traded futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds, Bills or Notes ("Treasury Futures"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations: (A) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")) which would cause the Fund at the time of such transaction to own or have sold outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

     (B) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold

     (I) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's, rated AAA by S&P), or

     (II) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's, rated A or AA by S&P) (for purpose of the foregoing clauses (I) and (II), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

     (C) the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 100; and

     (D) the Fund will not enter into an option on futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

     (ii) For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

     (A) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

     (I)  Discounted Value and

     (II) the exercise price of the call option written by the Fund;

     (B) assets subject to call options written by the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

     (C) assets subject to put options written by the Fund shall be valued at the lesser of:

     (I)  the exercise price and

     (II) the Discounted Value of the subject security.

     (iii) For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:

     (A)  10% of the exercise price of a written call option;

     (B)  the exercise price of any written put option;

     (C) where the Fund is the seller under a futures contract, 10% of the settlement price of the futures contract;

     (D) where the Fund is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

     (E) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract; and

     (F) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

     (iv) For so long as any Preferred Shares are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 13(a)(ii) of this Part I), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

     (A) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

     (B) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

     For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

     (b)  If Fitch is rating any Preferred Shares, then:

     (i) For so long as any Preferred Shares are rated by Fitch, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Fitch, except that the Fund may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

     (A) the Fund will not engage in any Fitch Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transactions to own or have sold outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction (as reported by The Wall Street Journal);

     (B) the Fund will not engage in any Fitch Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold

     (I) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and rated AA by Fitch (or, if not rated by Fitch, rated Aa by Moody's; or, if not rated by Moody's, rated AA by S&P), or

     (II) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch (or, if not rated by Fitch, rated Baa by Moody's, or, if not rated by Moody's rated A or AA by S&P) (for purposes of the foregoing clauses

(I) and (II), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

     (C) the Fund will engage in Closing Transactions to close any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 100; and

     (D) the Fund will not enter into an option on future transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

     (ii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

     (A) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

     (I)  Discounted Value and

     (II) the exercise price of the call option written by the Fund;

     (B) assets subject to call options written by the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

     (C) assets subject to put options written by the Fund shall be valued at the lesser of:

     (I)  the exercise price and

     (II) the Discounted Value of the subject security.

     (iii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Fund:

     (A)  10% of the exercise price of a written call option;

     (B)  the exercise price of any written put option;

     (C) where the Fund is the seller under a futures contract, 10% of the settlement price of the futures contract;

     (D) where the Fund is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

     (E) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract and does now own the underlying contract; and

     (F) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

     (iv) For so long as any Preferred Shares are rated by Fitch, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Fitch Hedging Transactions that are permitted under Section 13(b)(ii) of this
Part I), except that the Fund may enter into Forward Commitments, subject to the following limitation:

     (A) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1 by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

     (B) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

     For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

     (c) For so long as any Preferred Shares are outstanding and Moody's or Fitch or both is rating such shares, the Fund will not, unless it has received confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

     (i) borrow money, except that the Fund may, without obtaining the confirmation described above, borrow money for the purpose of clearing securities transactions if

     (A) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and

     (B)  such borrowing

     (I) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or

     (II) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Fund at the time of the borrowing (for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed);

     (ii) except as provided in Section 5 of this Part I, issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any Preferred Shares previously purchased or redeemed by the Fund;

     (iii) engage in any short sales of securities;

     (iv) lend securities;

     (v)  merge or consolidate into or with any other corporation or entity;

     (vi) change a pricing service (which has been designated by management or the Board of Directors); and

     (vii)enter into reverse repurchase agreements.

     In the event any Preferred Shares are outstanding and another nationally-recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Fund shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

     14.  MISCELLANEOUS.

     (a) AMENDMENT OF ANNEX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), approving an annex hereto, (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of these Articles Supplementary without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares described herein. Each such additional series and all such additional shares shall be governed by the terms of these Articles Supplementary.

     (b)  NO FRACTIONAL SHARES. No fractional Preferred Shares shall be issued.

     (c) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Preferred Shares that are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares.

     (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Articles Supplementary with respect to any series of Preferred Shares prior to the issuance of shares of such series.

     (e) HEADINGS NOT DETERMINATIVE. The headings contained in these Articles Supplementary are for convenience of reference only and shall not affect the meaning or interpretation of these Articles Supplementary.

     (f) NOTICES. All notices or communications, unless otherwise specified in the Bylaws of the Fund or these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II

     1.   ORDERS.

     (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

     (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

     (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such series;

     (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

     (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

     (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

     (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

     (A) the number of Outstanding shares of such shares specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

     (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this
Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

     (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

     (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

     (A) the number of Outstanding shares of such series specified in such Sell Order; or

     (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

    (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

     (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

     (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

     (C) No Order for any number of Preferred Shares other than whole shares shall be valid.

     2.   SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

     (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

     (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

     (ii) the aggregate number of shares of such series that are the subject of such Order;

     (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

     (A) the number of shares, if any, of Preferred Shares subject to any Hold Order of such Existing Holder;

     (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

     (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

     (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

     (c) If an Order or Orders covering all of the Outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

     (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

     (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

     (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

     (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

     (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

     (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

     (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

     (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

     (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

     (i) the excess of the number of Outstanding Preferred Shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

     (ii) from the Submitted Orders for shares of such series whether:

     (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series exceeds or is equal to the sum of:

     (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

     (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

     (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

     (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

     (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

     (i) if Sufficient Clearing Bids for shares of such series exist, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

     (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

     (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A)(I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal regular Federal personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of such series by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days for Series A Shares or 28 Rate Period Days for Series B Shares) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

     4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED ORDERS AND ALLOCATION OF SHARES.

     Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

     (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

     (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

     (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

     (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph
(a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

     (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

     (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for Preferred Shares shall be rejected:

     (i) Existing Holders' Submitted Bids for Preferred Shares specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

     (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

     (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of shares of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

     (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

     (e)  If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

     (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series.

     Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

     (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

     5.   NOTIFICATION OF ALLOCATIONS.

     Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of Preferred Shares believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

     6.   AUCTION AGENT.

     For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30 a.m. Eastern time on the Auction Date for such Auction to ascertain the number of shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

     7.   TRANSFER OF PREFERRED SHARES.

     Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

     8.   GLOBAL CERTIFICATE.

     Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

     9.   FORCE MAJEURE.

     (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

      (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date cannot be paid for any such reason, then:

          (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

          IN WITNESS WHEREOF, NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC. has caused these presents to be signed on December 11, 2002 in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or Assistant Secretary and the said officers of the Fund acknowledge said instrument to be the corporate act of the Fund, and state under penalties of perjury that to the best of their knowledge, information and belief the matters and facts therein set forth with respect to authorization and approval are true in all material respects.


                               NEUBERGER BERMAN NEW YORK
                               INTERMEDIATE MUNICIPAL FUND INC.

                               /s/ Robert Conti
                               ------------------------------------
                               Name: Robert Conti
                               Title: Vice President

WITNESS:

/s/ Claudia A. Brandon
-------------------------------
Name:  Claudia A. Brandon
Title: Secretary

                                                                      APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS+

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

----------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

      1. An application for rating was not received or accepted.
      2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
      3. There is a lack of essential data pertaining to the issue or issuer.
      4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

MIG/VMIG RATINGS U.S. SHORT-TERM RATINGS: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short- term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category in this category may lack sufficient margins of protection.

STANDARD & POOR'S RATINGS SERVICES
----------------------------------

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

           -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

           -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

      SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

      SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      SP-3: Speculative capacity to pay principal and interest.

FITCH RATINGS
-------------

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and

`AA'  categories  are  not  significantly   vulnerable  to  foreseeable   future
developments, short-term debt of these issuers is generally rated `F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the `F-1+' and `F-1' categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                              * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                                                      Appendix C

                     NEW YORK AND U.S. TERRITORY INFORMATION

      The following is a summary of certain selected information relating to the economy and finances of New York State, New York City and the U.S. territories listed below. It is not a discussion of any specific factors that may affect any particular issuer of municipal securities. The information is not intended to be comprehensive and does not include all of the economic and financial information, such as certain information pertaining to budgets, receipts and disbursements, about New York State and New York City or such U.S. territories that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in accordance with issuance of general obligation bonds of New York or such U.S. territories. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the budget or equivalent office of New York State, New York City or such U.S. territories. The information below has not been independently verified by the Fund and the Fund takes no responsibility for completeness or accuracy of such information.

FACTORS PERTAINING TO NEW YORK

      New York State ended its 2001-2002 fiscal year balanced on a cash basis, with a reported closing balance in the General Fund of $1.03 billion. New York State adopted the debt service portion of the State budget for the 2002-2003 fiscal year on March 26, 2002. The State Legislature adopted the remainder of the budget for New York State's 2002-2003 fiscal year on May 16, 2002, and New York State released a revised State Financial Plan on May 22, 2002 and its First Quarterly Financial Plan update on July 12, 2002. There were no changes to the State Financial Plan projections in the update. The revised State Financial Plan projects balance on a cash basis for the 2002-2003 fiscal year. General Fund disbursements, including transfers to other funds are projected to total $40.22 billion for 2002-2003. The projected General Fund closing balance is $716 million. The State Financial Plan accompanying the Governor's 2002-2003 amended Executive Budget projected General Fund budget gaps of $2.8 billion in the 2003-2004 fiscal year and $3.3 billion in the 2004-2005 fiscal year. New York State issued its second quarterly update to the State Financial Plan for the 2002-03 fiscal year on October 30, 2002. Aggregate receipts and spending in the second quarterly update are unchanged from the July Financial Plan update. On November 14, 2002, New York State issued an update to its Annual Information Statement, dated June 3, 2002, which reflected New York State's second quarterly update.

      In its update to the Annual Information Statement, New York State noted that current economic and financial trends, in particular, the prolonged and substantial decline in equity markets and poor profit performance of financial service firms, have made it more likely that actual receipts for the 2002-2003 fiscal year will fall significantly below the levels reported in the current State Financial Plan, and that whether this potentially significant decline in New York State's revenue situation occurs depends on several factors, including the pace of New York State and national economic recovery, the profits performance of the financial sector, and the timing of tax payments. Given the uncertainties surrounding the economy in general and the financial service sector in particular, the New York State Division of the Budget ("DOB") noted that it was unable at the time to quantify with confidence the potential impact on expected tax receipts. In addition, DOB stated in the update to the Annual Information Statement that it expects to propose actions to close a 2003-2004 budget gap that is currently anticipated to be substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential imbalance projected in February 2002 include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent from current projections), the use of reserves and other non-recurring resources to balance the 2002-2003 budget, and higher pension costs and entitlement spending. Finally, the update noted that equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

      The New York State Legislature has enacted the Debt Reform Act of 2000, which applies to new state-supported debt (i.e. general obligation debt of the state and lease-purchase and contractual obligations of public authorities and municipalities where debt service is paid from state appropriations) issued on or after April 1, 2000. It imposes caps on new debt outstanding and new debt service costs.

      The fiscal stability of New York State relates, at least in part, to the fiscal stability of its localities and authorities. Various state agencies, authorities and localities have issued large amounts of bonds and notes supported by New York State. In some cases, New York State has had to provide special assistance in recent years to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. The extent to which state agencies and local governments require state assistance to meet their financial obligations, may adversely affect the ability of New York State to meet its own obligations as they become due or to obtain additional financing.

      For each of the 1981 through 2002 fiscal years, New York City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers ("transfers"). For the 2002 fiscal year, New York City had an operating surplus of $686 million, before transfers. General Fund total revenues for the 2002 fiscal year were approximately $40.86 billion. New York City's Financial Plan for the 2003 through 2006 fiscal years, released by the Mayor of New York City on November 18, 2002 (the "City Financial Plan"), projects revenues and expenditures for the 2003 and 2004 fiscal years, balanced in accordance with GAAP, and projects gaps of $939 million and $1.3 billion for fiscal years 2005 and 2006, respectively. New York City has shown a pattern of consistently projecting and closing budget gaps. New York City has outlined a gap-closing program which anticipates additional New York City agency programs to reduce expenditures or increase revenues and additional federal and state actions such as intergovernmental aid to New York City. There can be no assurance that additional gap-closing measures, such as tax increases or reductions in New York City services, will not be required. New York City has enacted local legislation providing for an increase of 18.49% in real property tax rates.

      Implementation of New York City's four-year annual financial plan is also dependent upon New York City's ability to market its securities successfully in the public credit markets including its ability to issue short term notes to finance its seasonal working capital needs. The fiscal health of New York City, which has been the largest issuer of municipal bonds in the country and is a leading international commercial center, exerts a significant influence upon the fiscal health and bond values of issues throughout New York State. Bond values of the Municipal Assistance Corporation, New York State, the New York Local Government Assistance Corporation, the New York State Dormitory Authority, the New York City Municipal Water Finance Authority, the New York City Transitional Finance Authority and The Metropolitan Transportation Authority may be particularly affected by serious financial difficulties encountered by New York City. The Fund could be expected to hold bonds issued by many, if not all of these issuers, at any given time.

      The financial condition of New York State, New York City and other New York issuers may be affected by many economic, social, political and international factors which cannot be predicted with certainty. These factors include, but may not be limited to, litigation, pension costs and pension fund earnings, collective bargaining with governmental employees, changes resulting from entitlement program reforms, the receipt of intergovernmental aid, and the performance of the securities and financial sector which is more significant to the New York economy than to the national economy. Factors particularly affecting New York City also include its ability to meet its extensive infrastructure and other capital needs in the face of limited funding capacity.

NEW YORK TAX MATTERS

      In the opinion of special New York tax counsel, under New York law, dividends paid by the Fund are exempt from New York State and New York City personal income taxes applicable to individuals who reside in New York State and New York City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payment on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments of Puerto Rico, the U.S. Virgin Islands, Guam and other U.S. territories. Other distributions from the Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State and New York City personal income taxes. Distributions to a corporate stockholder will be subject to New York State corporate franchise tax and New York City general corporation tax.

      The foregoing briefly summarizes some of the important New York State and New York City personal income tax consequences to stockholders of investing in Common Shares, reflects the New York State and New York City income tax laws as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisers regarding other state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

FACTORS PERTAINING TO U.S. TERRITORIES

      PUERTO RICO. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss.

      The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing "possessions corporation" status. However, in 1993, Section 936 was amended to provide for two alternative limitations on the Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

      Also in 1996, a new Section 30A was added to the Code. Section 30A permits a "qualifying domestic corporation" that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business. Section 30A will be phased out by January 1, 2006. The Governor of Puerto Rico proposed that Congress permanently extend Section 30A until the Puerto Rican economy achieves certain economic improvements. To date, however, no action has been taken.

      During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range over the last 5 fiscal years and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact to date from the 1996 federal legislation phasing out
Section 936 tax benefits to Puerto Rico subsidiaries of U.S. Corporations, created a positive outlook for the credit in the late 1990s. Despite the fact that there have been some high profile U.S. companies that have left the island partially due to the Section 936 phase out, many corporations have elected to convert to controlled foreign corporation (CFC) status, which allows them to delay federal income taxes until the income is distributed to U.S. shareholders.

      In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico's exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

      A new administration, the Popular Democratic Party that favors Puerto Rico's commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

      The major key to maintaining Puerto Rico's external ratings (Baa1/A- from Moody's and S&P, respectively) is the ability of the government to balance fiscal year 2002 performance after lackluster fiscal year 2001 results that necessitated deficit financing. Complicating matters is the uncertainty surrounding the negative effects on tourism caused by September 11th terrorist attacks and the scope and duration of the continued slowdown in the U.S. economy.

      THE U.S. VIRGIN ISLANDS: The United States Virgin Islands ("USVI") is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. The September 11th terrorist attacks will likely have an adverse affect on tourism, the extent of which is unclear.

      An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.

      GUAM: The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. With hotels alone accounting for 8.5% of Guam's employment and Japanese tourists comprising 86% of total visitor arrivals, the Japanese recession and depreciation of the yen versus the dollar earlier this year have had a negative impact on the island's economy in 1998. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. These negative trends have had an unfavorable effect on Guam's financial position with consistent general fund deficits from 1997-1999 and a small surplus in 2000. Fiscal year 2001 is expected to be worse than fiscal year

2000. Guam also has a high debt burden. These factors caused S&P to downgrade Guam's rating to BB (below-investment grade) from BBB- on March 25, 2002. Guam is not rated by Moody's.

                                                                      Appendix D

                           TAX-EQUIVALENT YIELD TABLE

      The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 7% under the regular 2002 federal income tax and New York State and New York City personal income tax rates applicable to individuals.

-----------------------------------------------------------------------------------------------------------------------
                                 Combined Federal and New                     A tax-exempt yield of
                                   York State Tax Rates
-----------------------------------------------------------------------------------------------------------------------
Single Return     Joint Return   Federal  State   Blended     4.0%    4.5%    5.0%    5.5%     6.0%     6.5%      7.0%
-----------------------------------------------------------------------------------------------------------------------
(Taxable                                                             is equivalent to a fully taxable
Income)*                                                             yield of
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
   $20,001 -      $40,001 -      15.0%    6.85%   20.82%     5.05%   5.68%   6.31%   6.95%    7.58%    8.21%     8.84%
   $27,950        $46,700
-----------------------------------------------------------------------------------------------------------------------
   $27,951        $46,701 -      27.0%    6.85%   32.00%     5.88%   6.62%   7.35%   8.09%    8.82%    9.56%    10.29%
   -$67,700       112,850
-----------------------------------------------------------------------------------------------------------------------
   $67,701        $112,851 -     30.0%    6.85%   34.80%     6.13%   6.90%   7.67%   8.44%    9.20%    9.97%    10.74%
   -$141,250      $171,950
-----------------------------------------------------------------------------------------------------------------------
   $141,251       $171,951 -     35.0%    6.85%   39.45%     6.61%   7.43%   8.26%   9.08%    9.91%   10.74%    11.56%
   -$307,050      $307,050
-----------------------------------------------------------------------------------------------------------------------
Over $307,050     Over $307,050  38.6%    6.85%   42.81%     6.99%   7.87%   8.74%   9.62%   10.49%   11.37%    12.24%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                 Combined Federal, New York
                                  State and City Tax Rates                    A tax-exempt yield of
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 Single Return   Joint Return   Federal  City    Blended      4.0%    4.5%    5.0%    5.5%     6.0%     6.5%      7.0%
-----------------------------------------------------------------------------------------------------------------------
(Taxable                                                             is equivalent to a fully taxable
Income)*                                                             yield of
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
   $20,001 -      $40,001 -      15.0%    10.38%  23.83%     5.25%   5.91%   6.56%   7.22%    7.88%    8.53%     9.19%
   $25,000        $45,000
-----------------------------------------------------------------------------------------------------------------------
   $25,001 -      $45,001 -      15.0%    10.44%  23.87%     5.25%   5.91%   6.57%   7.22%    7.88%    8.54%     9.19%
   $27,950        $46,700
-----------------------------------------------------------------------------------------------------------------------
   $27,951 -      $46,701 -      27.0%    10.44%  34.62%     6.12%   6.88%   7.65%   8.41%    9.18%    9.94%    10.71%
   $50,000        $90,000
-----------------------------------------------------------------------------------------------------------------------
   $50,001 -      $90,001 -      27.0%    10.50%  34.66%     6.12%   6.89%   7.65%   8.42%    9.18%    9.95%    10.71%
    $67,700       $112,850
-----------------------------------------------------------------------------------------------------------------------
   $67,701 -      $112,851 -     30.0%    10.50%  37.35%     6.38%   7.18%   7.98%   8.78%    9.58%   10.38%    11.17%
   $141,250        $171,950
-----------------------------------------------------------------------------------------------------------------------
   $141,251-      $171,951 -     35.0%    10.50%  41.82%     6.88%   7.73%   8.59%   9.45%   10.31%   11.17%    12.03%
   $307,050        $307,050
-----------------------------------------------------------------------------------------------------------------------
Over $307,050     Over $307,050  38.60%   10.50%  45.06%     7.28%   8.19%   9.10%  10.01%   10.92%   11.83%    12.74%
-----------------------------------------------------------------------------------------------------------------------

*NET  AMOUNT  SUBJECT  TO  FEDERAL  PERSONAL  INCOME  TAX AFTER  DEDUCTIONS  AND
 EXEMPTIONS.

      The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions generally for taxpayers with adjusted gross income in excess of $137,300. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $103,000 and joint filers with adjusted gross income in excess of $206,000. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

      The combined federal, New York State and New York City tax brackets are calculated using the highest New York tax rate applicable within each bracket. Taxpayers may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that New York taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 27%, 30%, 35% and 38.6%. A supplemental New York State tax will also apply to filers with adjusted gross income between $100,000 and $150,000 which phases out the benefit of lower marginal brackets. The adjustment is not reflected above.

      Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from the regular federal income tax and New York State and New York City personal income taxes, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

      The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax advisers for additional information.

                                      D-2